UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-04367

Columbia Funds Series Trust I
(Exact name of registrant as specified in charter)

One Financial Center, Boston, Massachusetts			02111
(Address of principal executive offices)			(Zip code)

James R. Bordewick, Jr., Esq. Columbia Management Advisors, LLC One Financial Center Boston, MA 02111
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-617-426-3750

Date of fiscal year end:	November 30

Date of reporting period:	November 30, 2009

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Columbia Management®

Annual Report

November 30, 2009

Columbia Tax-Exempt Fund

NOT FDIC INSURED	May Lose Value

NOT BANK ISSUED	No Bank Guarantee

Table of Contents

Fund Profile	1

Economic Update	2

Performance Information	4

Understanding Your Expenses	5

Portfolio Manager's Report	6

Financial Statements

Investment Portfolio	8

Statement of Assets and Liabilities	28

Statement of Operations	30

Statement of Changes in Net Assets	31

Financial Highlights	33

Notes to Financial Statements	37

Report of Independent Registered Public Accounting Firm	46

Federal Income Tax Information	47

Fund Governance	48

Board Consideration and Approval of Advisory Agreements	52

Summary of Management Fee Evaluation by Independent Fee Consultant	55

Important Information About This Report	61

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

President's Message

Dear Shareholder:

We are pleased to provide this shareholder report detailing your fund's performance, portfolio holdings and financial statements. We hope this information is helpful in monitoring your investments as we work through these challenging economic times. We recognize that you have entrusted us with your money and want you to know that our professional investment teams work to interpret the latest economic and market trends with the goal of optimizing portfolio construction for our clients.

The first half of 2009 was defined by extremes. The multi-year lows we witnessed in the early months gave way to a stunning rally for the U.S. financial markets through November 2009. A global market rebound may be underway, thanks to the massive fiscal and aggressive monetary policies of governments around the world. In the third quarter 2009, the S&P 500 Index1 was up 15.61%. We believe this challenging economic environment makes it even more important to work with professional money managers while continuing to invest for life events like retirement, college planning, home improvements and career changes.

Retirement income planning has become an increasingly significant focus in the lives of millions of Americans. Recent economic conditions make it even more important to manage short-term obligations such as mortgages, monthly bills and credit card debt while also taking the steps necessary to prepare for or maximize retirement benefits. Better nutrition and medical services can result in U.S. citizens living longer, healthier lives. This means the risk of outliving one's assets in retirement is very real without proper planning. Financial security and retirement planning is an ongoing process that requires active management of your savings, investments and risks. We encourage you to review your retirement plan regularly so you'll be better able to meet your retirement needs in the future.

We recognize that economic uncertainty creates great challenges for many investors. Our professional investment teams work diligently to help investors navigate through difficult markets. Thank you for your business and for the opportunity to work together towards your investment goals.

Sincerely,

J. Kevin Connaughton
President, Columbia Funds

On September 29, 2009, Bank of America, N.A. entered into an agreement to sell a portion of the asset management business of Columbia Management Group, LLC. Please see Note 4 of the Notes to Financial Statements for additional information.

1The Standard & Poor's (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization U.S. stocks. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

Past performance is no guarantee of future results.

Fund Profile – Columbia Tax-Exempt Fund

Summary

■  For the 12-month period that ended November 30, 2009, the fund's Class A shares returned 14.42%, without sales charge.

■  The fund's return was slightly higher than the return of its benchmark, the Barclays Capital Municipal Bond Index,1 but slightly lower than the average return of its peer group, the Lipper General Municipal Debt Funds Classification.2

■  An overweight in and strong issue selection among bonds rated BBB and lower helped the fund keep pace with the benchmark, while an underweight in bonds with maturities of 20 years or more hampered performance relative to the peer group average.

Portfolio Management

Kimberly Campbell has managed the fund since 2002 and has been associated with the advisor or its predecessors since 1995.

1The Barclays Capital Municipal Bond Index is considered representative of the broad market for investment grade, tax-exempt bonds with a maturity of at least one year. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

2Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

1-year return as of 11/30/09

+14.42%

Class A shares (without sales charge)

+14.17%

Barclays Capital Municipal Bond Index

Morningstar Style BoxTM

The Morningstar Style BoxTM reveals a fund's investment strategy. For fixed-income funds, the vertical axis shows the average credit quality of the bonds owned, and the horizontal axis shows interest rate sensitivity as measured by a bond's duration (short, intermediate or long). Information shown is based on the most recent data provided by Morningstar.

Economic Update – Columbia Tax-Exempt Fund

Summary

For the 12-month period that ended November 30, 2009

■  After a sharp decline, stock markets rebounded around the world, as measured by the S&P 500 Index and the MSCI EAFE Index.

S&P Index	MSCI Index

■  As investors appeared to exhibit more tolerance for risk, the Barclays Capital Aggregate Bond Index delivered solid results. High-yield bonds rebounded strongly, as measured by the JPMorgan Developed BB High Yield Index.

Barclays Aggregate Index	JPMorgan Index

After a deep and difficult recession, the U.S. economy appeared to regain its footing midway through the 12-month period that began December 1, 2008 and ended November 30, 2009. Gross domestic product turned positive in the third quarter of 2009, rising 2.8%, primarily on the strength of federal government stimulus spending. Now, hopes for a sustained recovery likely depend on a sustained rebound in consumer spending and a shift from cost cuts to revenue gains to keep business profits moving higher.

The housing market showed some signs of improvement. Construction spending turned slightly higher in the final months of the period. New and existing home sales increased in the second half of the period, but housing starts dipped as the deadline for a generous first-time homebuyer tax credit neared. An extension of the credit into mid-2010 and an expansion of eligibility requirements, which were recently signed into law, renewed hopes for a sustained rebound in housing.

In the beleaguered labor market, the only good news was that there was less bad news. Businesses continued to shed jobs throughout the period, raising the unemployment rate to 10.2%—a 26-year high. However, the pace of job losses slowed markedly by the period's end, from 681,000 jobs lost in December 2008 to 11,000 jobs lost in November 2009. Yet, prospects appear dim for a quick recovery in the labor markets. Throughout most of the 12-month period, consumers took a dim view of business conditions and the labor markets, as measured monthly by The Conference Board, an independent research organization. The survey showed a slight improvement in November as fewer consumers expected conditions to worsen but stopped short of voicing an expectation that they would improve.

Manufacturing activity slowed through the first half of the period, but a key measure—the Institute for Supply Management's Index—rose above 50 in July and remained there for the remainder of the period. Any number above 50 typically indicates that manufacturing activity is expanding. Several other key manufacturing indicators also showed improvement. Industrial production increased for five consecutive months, from July through November, and manufacturing capacity utilization edged higher.

Consumer spending registered both ups and downs during the 12-month period, and the trend at the end of the period was hard to read because of the impact of the federal Cash for Clunkers program, which boosted auto sales through August. Spending fell in September but increased modestly again in October. New rigorous lending standards severely limited access to credit for businesses and consumers alike, and further hampered economic growth. In December 2008, the Federal Reserve Board (the Fed) lowered a key short-term borrowing rate—the federal funds rate—to between zero and 0.25%—a record low. In light of continued uncertainty about the economy, the Fed made no further change to the federal funds rate during the period.

Bonds outperformed domestic stocks

As investors sought refuge from a volatile stock market, the highest-quality sectors of the U.S. bond market delivered solid gains during the first half of the period, Treasury prices rose and yields declined sharply as the economy faltered and stock market volatility increased. As hopes for a recovery materialized, Treasuries lagged riskier segments of the bond market. The benchmark 10-year U.S. Treasury yield began the period at just

Economic Update (continued) – Columbia Tax-Exempt Fund

under 4.0%, declined to 2.2% in December 2008, then rose to end the period at 3.2%. In this environment, the Barclays Capital Aggregate Bond Index1 returned 11.63%. Municipal bonds delivered returns that were in line with taxable investment-grade bonds even without factoring in potential tax advantages to investors in higher income tax brackets. The Barclays Capital Municipal Bond Index2 returned 14.17%. High-yield bond prices fell sharply in 2008 as economic prospects weakened and default fears rose, then rebounded strongly in 2009. For the 12-month period, the JPMorgan Developed BB High Yield Index3 returned 44.29%.

Stocks retreated, then rebounded

Against a strengthening economic backdrop, the U.S. stock market returned 25.39% for the 12-month period, as measured by the S&P 500 Index.4 Mid-cap stocks outperformed large and small-cap stocks and growth outperformed value by a solid margin, as measured by their respective Russell indices.5 Outside the U.S., stock market returns were even stronger. The MSCI EAFE Index,6 a broad gauge of stock market performance in foreign developed markets, gained 37.72% (in U.S. dollars) for the period. Emerging stock markets were caught in last year's downdraft, but they bounced back stronger than domestic or developed world markets in 2009 as economic growth generally outpaced the developed world. The MSCI Emerging Markets Index7 returned 85.12% (in U.S. dollars), led by strong gains from China, India, Indonesia, and Brazil.

Past performance is no guarantee of future results.

1The Barclays Capital Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs and total return performance of fixed-rate, publicly placed, dollar-denominated and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity.

2The Barclays Capital Municipal Bond Index is considered representative of the broad market for investment grade, tax-exempt bonds with a maturity of at least one year.

3The JPMorgan Developed BB High Yield Index is an unmanaged index designed to mirror the investable universe of the U.S. dollar developed, BB-rated, high yield corporate debt market.

4The Standard & Poor's (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization U.S. stocks.

5The Russell 1000 Index tracks the performance of 1,000 of the largest U.S. companies, based on market capitalization. The Russell MidCap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 25% of the total market capitalization of the Russell 1000 Index. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000 Growth or the Russell 2000 Growth indexes. The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000 Value or the Russell 2000 Value indexes.

6The Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index is a capitalization-weighted index that tracks the total return of common stocks in 21 developed-market countries within Europe, Australasia and the Far East.

7The Morgan Stanley Capital International Emerging Markets Index (MSCI EMI) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. As of June 2006, the MSCI Emerging Markets Index consisted of the following 25 emerging market country indices: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Jordan, Korea, Malaysia, Mexico, Morocco, Pakistan, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand and Turkey.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

Performance Information – Columbia Tax-Exempt Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	0.80
Class B	1.55
Class C	1.55
Class Z	0.60

*The annual operating expense ratio is as stated in the fund's prospectus that is current as of the date of this report and includes the expenses incurred by the investment companies in which the fund invests. Differences in expense ratios disclosed elsewhere in this report may result from including expenses incurred by the investment companies, fee waivers and expense reimbursements as well as different time periods used in calculating the ratios.

Performance of a $10,000 investment 12/01/99 – 11/30/09

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Tax-Exempt Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares

Performance of a $10,000 investment 12/01/99 – 11/30/09 ($)

Sales charge	without	with
Class A	16,409	15,629
Class B	15,233	15,233
Class C	15,455	15,455
Class Z	16,547	n/a

Average annual total return as of 11/30/09 (%)

Share class	A		B		C		Z
Inception	11/21/78		05/05/92		08/01/97		09/16/05
Sales charge	without	with	without	with	without	with	without
1-year	14.42	8.98	13.57	8.57	13.74	12.74	14.64
5-year	3.87	2.86	3.10	2.75	3.25	3.25	4.04
10-year	5.08	4.57	4.30	4.30	4.45	4.45	5.17

Average annual total return as of 12/31/09 (%)

Share class	A		B		C		Z
Sales charge	without	with	without	with	without	with	without
1-year	14.83	9.37	13.98	8.98	14.14	13.14	15.05
5-year	3.64	2.64	2.87	2.53	3.02	3.02	3.82
10-year	5.23	4.72	4.44	4.44	4.60	4.60	5.32

The "with sales charge" returns include the maximum initial sales charge of 4.75% for Class A shares, the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes a shareholder may pay on fund distributions or on the redemption of fund shares.

The returns shown for the Fund's Class Z shares include the returns of the Fund's Class A shares for periods prior to September 16, 2005, the date on which the Fund's Class Z shares were first offered. The returns shown have been adjusted to reflect the fact that Class Z shares are sold without a sales charge. The returns shown have not been adjusted to reflect any differences in expenses, such as distribution and service (Rule 12b-1) fees between Class Z and Class A shares of the Fund. If differences in expenses had been reflected, the returns shown for Class Z shares for periods prior to September 16, 2005 would have been higher.

Understanding Your Expenses – Columbia Tax-Exempt Fund

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "Hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■  For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■  For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "Actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

06/01/09 – 11/30/09

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,051.80	1,021.06	4.11	4.05	0.80
Class B	1,000.00	1,000.00	1,047.90	1,017.30	7.96	7.84	1.55
Class C	1,000.00	1,000.00	1,048.70	1,018.05	7.19	7.08	1.40
Class Z	1,000.00	1,000.00	1,052.90	1,022.06	3.09	3.04	0.60

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses for Class C shares, the account value at the end of the period for Class C shares would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Portfolio Manager's Report – Columbia Tax-Exempt Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Net asset value per share

as of 11/30/09 ($)

Class A	13.05
Class B	13.05
Class C	13.05
Class Z	13.05

Distributions declared per share

12/01/08 – 11/30/09 ($)

Class A	0.59
Class B	0.50
Class C	0.51
Class Z	0.62

A portion of the fund's income may be subject to the alternative minimum tax. The fund may at times purchase tax-exempt securities at a discount. Some, or all, of this discount may be included in the fund's ordinary income, and is taxable when distributed.

30-day SEC yields

as of 11/30/09 (%)

Class A	3.85
Class B	3.30
Class C	3.45
Class Z	4.25

The 30-day SEC yields reflect the fund's earning power, net of expenses, expressed as an annualized percentage of the public offering price per share at the end of the period. Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses for Class C shares, the 30-day SEC yield for Class C shares would have been lower.

Taxable-equivalent SEC yields

as of 11/30/09 (%)

Class A	5.93
Class B	5.07
Class C	5.30
Class Z	6.53

Taxable-equivalent SEC yields are based on the maximum effective 35.0% federal income tax rate and applicable state income tax rate. These tax rates do not reflect the phase out of exemptions or the reduction of the otherwise allowable deductions that occur when adjusted gross income exceeds certain levels. Your taxable-equivalent yield may be different depending on your tax bracket.

For the 12-month period that ended November 30, 2009, the fund's Class A shares returned 14.42% without sales charge. This performance was slightly higher than the 14.17% return of the fund's benchmark, the Barclays Capital Municipal Bond Index. The fund's return was slightly lower than the average return of its peer group, the Lipper General Municipal Debt Funds Classification, which was 15.50%. An overweight in and strong issue selection among bonds rated BBB and lower aided results, as did positive security selection and an overweight relative to the index in 10- to 15-year bonds. The fund lost ground relative to its peer group average because it had less exposure to bonds with maturities of 20 years or more. We also believe the fund had lower exposure than its peers to certain high-yielding sectors, such as tobacco, which were strong performers.

Strongest returns from longer-maturity and lower-quality issues

During the first three months of the period, the economy slowed dramatically, unemployment rose, housing prices weakened and stock prices plunged. Municipal bonds faced added pressure as institutional investors sold longer-maturity, high-grade issues, boosting yields and lowering prices. By late 2008, yields on 10-year, high-grade municipals had risen well above yields on comparable taxable bonds, attracting the attention of retail investors, who remained strong buyers for the rest of the period. In January, the ratings of municipal bond issuers AMBAC and FGIC were downgraded from AAA to AA, which increased the cost for issuers coming to market. As a result, the vast majority of new municipal issuance was issued based on their underlying credit fundamentals without insurance enhancement.

In the spring of 2009, the economic outlook improved, thanks to stimulus initiatives and low short-term interest rates. Bond investors began taking on added risk to obtain more yield. Long-term bonds with maturities of 20 or more years, as well as lower-quality issues, posted the strongest returns in the municipal bond sector. Although municipal issuance was relatively heavy during the year, tax-exempt issuance was concentrated in bonds dated 20 years and shorter. That made bonds with longer maturities, which we sought to add to the fund, harder to come by. Demand for longer-dated bonds was strong, in general. Plus, the introduction of Build America Bonds reduced the supply of traditional tax-exempt issuance in the long maturity range. Build America Bonds allow municipalities to sell taxable issues and collect a 35% subsidy to help reduce the cost of borrowing. However, short-term rates were so low that these bonds represented no significant savings for issuers. During the last quarter of the period, new issue supply soared as many cash-strapped state and local governments tapped the capital markets.

Focus on intermediate maturities

Throughout most of the period, the fund had an overweight relative to the index in 10- to 20-year bonds, which offered more yield than shorter-term issues without as much risk as longer-term bonds—the period's best performers. During the period, we sold bonds with maturities under 10 years and added to the fund's stake in bonds maturing in 20 years or more. However, the fund still ended the period with less exposure to long-term securities than its peer group, which hindered relative performance.

Portfolio Manager's Report (continued) – Columbia Tax-Exempt Fund

Emphasis on medium- to high-quality issues

We continued to focus on medium- to high-quality issues with ratings of A or better. The fund's stake in AAA-rated issues declined because some holdings were affected by credit-rating downgrades suffered by municipal bond insurers and not due to any significant change in investment strategy. The fund got a substantial performance boost from its investments in bonds with a BBB-rating or lower. Strong issue selection within this range, which represented approximately 20% of assets, also aided performance relative to the benchmark. Bonds rated below BBB- are not represented in the Barclays index.

Positioning going forward

The American Recovery and Reinvestment Act, passed in early 2009, is expected to contribute about $800 billion in aid to local and state governments. State governments, however, continue to struggle with balancing their budgets. Given this environment, we plan to continue to favor bonds with dedicated revenue streams, such as toll roads, water and utility bonds, while relying heavily on our own fundamental research to help us identify value and monitor credit risk. Looking ahead, we also look to add selectively to higher-yielding bonds for diversification and support for the fund's yield.

Portfolio holdings and characteristics are subject to change periodically and may not be representative of current holdings and characteristics. The outlook for the fund may differ from those presented for other Columbia Funds.

Tax-exempt investing offers current tax-exempt income, but it also involves certain risks. The value of the fund will be affected by interest rate changes and the creditworthiness of issues held in the fund. When interest rates go up, bond prices generally drop and vice versa.

Interest income from certain tax-exempt bonds may be subject to certain state and local taxes and, if applicable, the alternative minimum tax. Capital gains are not exempt from income taxes.

Investments in high-yield bonds (sometimes referred to as "junk" bonds) offer the potential for high current income and attractive total return but involve certain risks. Changes in economic conditions or other circumstances may adversely affect a junk bond issuer's ability to make principal and interest payments. Rising interest rates tend to lower the value of all bonds.

Top 5 sectors

as of 11/30/09 (%)

Refunded/Escrowed	13.5
Local General Obligations	8.9
Special Non-Property Tax	8.7
State General Obligations	7.6
State Appropriated	7.3

Quality breakdown

as of 11/30/09 (%)

AAA	28.8
AA	21.6
A	28.3
BBB	11.1
BB	0.8
B	0.5
CCC	0.9
Non-rated	8.0

Maturity breakdown

as of 11/30/09 (%)

1-3 years	3.4
3-5 years	5.1
5-7 years	7.3
7-10 years	14.0
10-15 years	24.1
15-20 years	14.9
20-25 years	16.4
25 years and over	14.0
Cash & Equivalents	0.8

Ratings shown in the quality breakdown represent the rating assigned to a particular bond by one of the following nationally-recognized rating agencies: Standard and Poor's, Moody's Investors Service, Inc. or Fitch Ratings Ltd. Ratings are relative and subjective and are not absolute standards of quality. The fund's credit quality does not remove market risk.

The fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

Investment Portfolio – Columbia Tax-Exempt Fund

November 30, 2009

Municipal Bonds – 98.1%
	Par ($)	Value ($)
Education – 5.4%
Education – 4.5%
CA Educational Facilities Authority
Loyola Marymount University,
Series 2001, Insured: NPFGC: (a) 10/01/17	2,525,000	1,793,280
(a) 10/01/20	2,000,000	1,096,980
IN Purdue University
Certificates of Participation,
Series 2006, 5.250% 07/01/22	2,000,000	2,313,980
MA College Building Authority
Series 1994 A,
7.500% 05/01/14	3,500,000	4,061,190
MA Health & Educational Facilities Authority
Boston College,
Series 2008, 5.500% 06/01/35	19,500,000	22,310,925
Harvard University,
Series 1991 N, 6.250% 04/01/20	2,000,000	2,598,740
Massachusetts Institute of Technology,
Series 2002 K, 5.500% 07/01/22	8,000,000	9,988,080
NH Health & Education Facilities Authority
Series 2009,
5.250% 06/01/39	4,000,000	4,255,360
NY Dormitory Authority
Educational Housing Services,
Series 2005, Insured: AMBAC 5.250% 07/01/30	3,000,000	2,922,540
New York University:
Series 2001 1, Insured: AMBAC 5.500% 07/01/40	12,250,000	13,901,300
Series 2008 A: 5.000% 07/01/29	3,845,000	4,016,718
5.000% 07/01/38	5,800,000	5,896,918
Upstate Community Colleges,
Series 2005 B, Insured: FGIC 5.500% 07/01/23	2,000,000	2,295,020
PA Higher Educational Facilities Authority
Edinboro University Foundation,
Series 2008, 5.750% 07/01/28	3,000,000	2,820,600

	Par ($)	Value ($)
UT Weber State University Revenue
Series 2005,
Insured: NPFGC 4.250% 04/01/29	5,100,000	4,910,688
VA College Building Authority
Washington & Lee University,
Series 2001, 5.375% 01/01/21	5,000,000	5,905,600
WV University of West Virginia
Series 1998 A,
Insured: NPFGC 5.250% 04/01/28	5,000,000	5,457,950
Series 2000 A,
Insured: AMBAC: (a) 04/01/16	3,300,000	2,656,170
(a) 04/01/18	3,800,000	2,720,344
Education Total		101,922,383
Prep School – 0.3%
CA Municipal Finance Authority
Escondido Charter,
Series 2006 A, 5.250% 06/01/36	1,750,000	1,395,485
TX La Vernia Higher Education Finance Corp.
Kipp, Inc.,
Series 2009 A, 6.375% 08/15/44	5,000,000	4,968,250
Prep School Total		6,363,735
Student Loan – 0.6%
MA Educational Financing Authority
Series 2008 H, AMT,
Insured: AGO 6.350% 01/01/30	12,500,000	13,028,000
Student Loan Total		13,028,000
Education Total		121,314,118
Health Care – 9.4%
Continuing Care Retirement – 1.1%
MA Development Finance Agency
Series 2009,
7.750% 06/01/39	2,250,000	2,194,065
MD Baltimore County
Oak Crest Village, Inc.,
Series 2007 A, 5.000% 01/01/37	5,000,000	4,526,100
MO St. Louis Industrial Development Authority
St. Andrew's Resources for Seniors,
Series 2007 A, 6.375% 12/01/41	7,000,000	5,997,460

See Accompanying Notes to Financial Statements.

Columbia Tax-Exempt Fund

November 30, 2009

Municipal Bonds (continued)
	Par ($)	Value ($)
NC Medical Care Commission
First Givens Estates, Inc.,
Series 2007, 5.000% 07/01/33	5,000,000	4,180,050
Glenaire, Inc.,
Series 2006, 5.500% 10/01/31	2,500,000	2,223,650
NY Nassau County Industrial Development Agency
The Amsterdam Harborside,
Series 2007 A, 6.500% 01/01/27	3,250,000	2,930,980
PA Montgomery County Industrial Development Authority
Whitemarsh Continuing Care Retirement Community,
Series 2005, 6.125% 02/01/28	2,000,000	1,463,120
Continuing Care Retirement Total		23,515,425
Health Services – 0.5%
MA Development Finance Agency
Boston Biomedical Research Institute,
Series 1999, 5.650% 02/01/19	1,310,000	1,148,058
MN Minneapolis & St. Paul Housing & Redevelopment Authority
Group Health Plan, Inc.,
Series 2003: 5.250% 12/01/16	1,250,000	1,267,000
6.000% 12/01/17	1,650,000	1,703,757
WI Health & Educational Facilities Authority
Marshfield Clinic,
Series 1999, Insured: RAD 6.250% 02/15/29	7,200,000	7,218,216
Health Services Total		11,337,031
Hospitals – 6.5%
AL Montgomery Medical Clinic Board
Jackson Hospital & Clinic,
Series 2006, 4.750% 03/01/36	1,000,000	797,840
AZ Health Facilities Authority
Catholic Healthcare West,
Series 1999 A, 6.625% 07/01/20	3,700,000	3,857,398
AZ University Medical Center Corp.
Series 2004,
5.250% 07/01/13	1,000,000	1,054,670
CA ABAG Finance Authority for Nonprofit Corps.
San Diego Hospital Association,
Series 2003 C, 5.375% 03/01/20	1,320,000	1,337,134

	Par ($)	Value ($)
CA Kaweah Delta Health Care District
Series 2006,
4.500% 06/01/34	9,500,000	7,714,190
FL Hillsborough County Industrial Development Authority
Tampa General Hospital,
Series 2003 A: 5.000% 10/01/18	825,000	834,405
5.250% 10/01/24	4,000,000	4,003,840
FL Orange County Health Facilities Authority
Orlando Regional Healthcare System,
Series 1999 E, 6.000% 10/01/26	6,905,000	6,977,917
Series 1996 A,
Insured: NPFGC 6.250% 10/01/16	825,000	919,000
FL West Orange Health Care District
Series 2001 A,
5.650% 02/01/22	3,650,000	3,670,367
GA Chatham County Hospital Authority
Memorial Health University Medical Center,
Series 2004 A, 5.500% 01/01/34	2,500,000	2,143,625
Memorial Medical Center,
Series 2001 A, 6.125% 01/01/24	3,000,000	2,976,090
LA Public Facilities Authority
Touro Infirmary,
Series 1999 A, 5.625% 08/15/29	10,940,000	9,512,002
MA Health & Educational Facilities Authority
Care Group Inc.,
Series 2008, 5.125% 07/01/33	2,000,000	1,820,400
Series 1998 B-2,
5.375% 02/01/28	1,380,000	1,372,769
MD Health & Higher Educational Facilities Authority
University of Maryland Medical Systems,
Series 2005,
Insured: AMBAC 5.250% 07/01/28	3,000,000	3,121,800
MI Hospital Finance Authority Revenue
Henry Ford Health Systems,
Series 2006 A, 5.250% 11/15/32	2,000,000	1,807,380
MO Health & Educational Facilities Authority
Lake Regional Health Systems,
Series 2003,
5.600% 02/15/25	625,000	619,894

See Accompanying Notes to Financial Statements.

Columbia Tax-Exempt Fund

November 30, 2009

Municipal Bonds (continued)
	Par ($)	Value ($)
MS Medical Center Building Corp.
University of Mississippi Medical Center,
Series 1998, Insured: AMBAC 5.500% 12/01/23	10,550,000	11,263,285
NC Medical Care Commission
Wilson Memorial Hospital,
Series 1997, Insured: AMBAC (a) 11/01/14	1,380,000	1,194,611
ND Ward County Health Care Facility
Trinity Health,
Series 2006, 5.125% 07/01/29	1,250,000	1,168,575
NJ Health Care Facilities Financing Authority
St. Joseph's Hospital & Medical Center,
Series 2008, 6.625% 07/01/38	4,000,000	3,916,920
NY Albany Industrial Development Agency
St. Peter's Hospital,
Series 2008 A, 5.250% 11/15/27	2,330,000	2,303,251
NY Dormitory Authority
Long Island Jewish Medical,
Series 2009, 5.500% 05/01/37	4,250,000	4,243,795
Mt. Sinai School of Medicine,
Series 2009, 5.125% 07/01/39	15,000,000	14,741,400
PA Northampton County General Purpose Authority
St. Luke's Hospital Bethlehem,
Series 2008 A, 5.500% 08/15/35	3,000,000	2,838,150
SC Greenville Hospital System Board
GHS Partners in Health,
Series 2001, Insured: AMBAC 5.500% 05/01/26	5,000,000	5,083,400
TN Knox County Health, Educational & Housing Facilities Authority
Fort Sanders Alliance,
Series 1993, Insured: NPFGC 5.250% 01/01/15	5,000,000	5,406,700
TN Sullivan County Health Educational & Housing Facilities Board
Wellmont Health System,
Series 2006 C, 5.250% 09/01/36	8,500,000	7,103,535

	Par ($)	Value ($)
VA Fairfax County Industrial Development Authority
Inova Alexandria Health Service,
Series 2009, 5.500% 05/15/35	4,000,000	4,143,080
Inova Health System,
Series 1993, 5.000% 08/15/23	10,000,000	10,689,900
VA Henrico County Industrial Development Authority
Bon Secours Health System,
Series 1996, Insured: NPFGC 6.000% 08/15/16	5,000,000	5,476,500
WI Health & Educational Facilities Authority
Aurora Health Care, Inc.:
Series 1999 A, 5.600% 02/15/29	4,000,000	3,939,520
Series 1999 B, 5.500% 02/15/15	3,500,000	3,505,880
Series 2003, 6.400% 04/15/33	4,250,000	4,318,977
Hospitals Total		145,878,200
Intermediate Care Facilities – 0.5%
IL Development Finance Authority
Hoosier Care, Inc.,
Series 1999 A, 7.125% 06/01/34	2,230,000	1,857,010
IN Health Facilities Financing Authority
Hoosier Care, Inc.,
Series 1999 A, 7.125% 06/01/34	11,515,000	9,374,477
Intermediate Care Facilities Total		11,231,487
Nursing Homes – 0.8%
IA Finance Authority
Care Initiatives,
Series 1998 B, 5.750% 07/01/28	4,500,000	3,576,375
IA Marion Health Care Facilities
AHF/Kentucky-Iowa, Inc.,
Series 2003, 8.000% 01/01/29	200,000	190,436
MA Industrial Finance Agency
GF/Massachusetts, Inc.,
Series 1994, 8.300% 07/01/23 (b)	9,785,000	6,849,500
PA Chester County Industrial Development Authority
Pennsylvania Nursing Home,
Series 2002, 8.500% 05/01/32	6,150,000	5,469,195

See Accompanying Notes to Financial Statements.

Columbia Tax-Exempt Fund

November 30, 2009

Municipal Bonds (continued)
	Par ($)	Value ($)
PA Washington County Industrial Development Authority
AHF Project,
Series 2003, 8.500% 01/01/29 (01/01/25) (c)(d)	2,220,000	2,186,855
TN Metropolitan Government Nashville & Davidson County Health & Education Board
AHF Project,
Series 2003, 8.500% 01/01/29 (01/01/25) (c)(d)	510,000	502,386
Nursing Homes Total		18,774,747
Health Care Total		210,736,890
Housing – 3.0%
Assisted Living/Senior – 0.2%
DE Kent County
Heritage at Dover,
Series 1999, AMT, 7.625% 01/01/30	1,555,000	1,307,630
MN Roseville
Care Institute, Inc.,
Series 1993, 7.750% 11/01/23	3,275,000	2,573,528
NY Suffolk County Industrial Development Agency
Gurwin Jewish Phase II,
Series 2004, 6.700% 05/01/39	890,000	729,079
Assisted Living/Senior Total		4,610,237
Multi-Family – 2.3%
CO Educational & Cultural Facilities Authority
Campus Village Apartments LLC,
Series 2008: 5.500% 06/01/33	2,000,000	2,013,540
5.500% 06/01/38	6,000,000	5,758,560
FL Broward County Housing Finance Authority
Chaves Lake Apartments Ltd.,
Series 2000 A, AMT, 7.500% 07/01/40	7,925,000	7,481,913
Cross Keys Apartments,
Series 1998 A, AMT, 5.750% 10/01/28	985,000	970,442
FL Capital Trust Agency
Atlantic Housing Foundation,
Series 2008 B, 7.000% 07/15/32 (e)	1,920,000	860,314

	Par ($)	Value ($)
FL Clay County Housing Finance Authority
Breckenridge Commons Ltd.,
Series 2000 A, AMT, 7.450% 07/01/40	3,900,000	3,565,380
MA Housing Finance Agency
Series 2004 A, AMT,
Insured: AGMC
5.250% 07/01/25	10,000,000	10,018,900
MD Economic Development Corp.
Salisbury State University Project,
Series 1999 A, 6.000% 06/01/30	3,000,000	2,767,710
MO St. Louis Area Housing Finance Corp.
Wellington Arms III,
Series 1979, 7.375% 01/01/21	1,385,413	1,391,010
NC Durham Housing Authority
Magnolia Pointe Apartments,
Series 2005, AMT, 5.650% 02/01/38	3,257,855	2,523,469
NC Medical Care Commission
ARC Project,
Series 2004 A, 5.800% 10/01/34	1,400,000	1,341,326
NY New York City Housing Development Corp.
Series 2005 F-1,
4.650% 11/01/25	5,000,000	5,017,800
OK County Finance Authority
Sail Associates LLC,
Series 2007, AMT,
LOC: Bank of the West
5.250% 12/01/41	1,475,000	1,444,217
Resolution Trust Corp.
Pass-Through Certificates,
Series 1993 A, 8.500% 12/01/16 (f)	6,615,223	6,188,276
Multi-Family Total		51,342,857
Single-Family – 0.5%
CA Department of Veterans Affairs
Series 2007, AMT,
4.850% 12/01/22	2,000,000	1,903,560
CO El Paso County School District No. 11
Series 1988 A, AMT,
Guarantor: GNMA 8.375% 03/25/19	85,911	87,639
FL Brevard County
Series 1985,
Insured: FGIC (a) 04/01/17	395,000	193,625

See Accompanying Notes to Financial Statements.

Columbia Tax-Exempt Fund

November 30, 2009

Municipal Bonds (continued)
	Par ($)	Value ($)
MD Community Development Administration Department of Housing & Community Development
Series 2006 B, AMT,
4.900% 09/01/37	4,765,000	4,436,882
ME Housing Authority
Series 2006 D, AMT,
4.950% 11/15/31	2,010,000	1,934,444
OR Department of Housing & Community Services
Series 1998 A,
5.150% 07/01/15	25,000	25,161
WA Housing Finance Commission
Series 2006 3-A, AMT,
Guarantor: GNMA
5.000% 12/01/37	2,990,000	2,868,277
Single-Family Total		11,449,588
Housing Total		67,402,682
Industrials – 2.7%
Food Products – 0.4%
MI Strategic Fund
Imperial Sugar Co.:
Series 1998 A, 6.250% 11/01/15	2,250,000	2,126,385
Series 1998 B, 6.450% 11/01/25	3,500,000	3,047,380
Series 1998 C, AMT, 6.550% 11/01/25	4,250,000	3,569,575
Food Products Total		8,743,340
Forest Products & Paper – 0.4%
FL Escambia County Environmental Improvement Revenue
International Paper Co.,
Series 2003 A, AMT, 5.750% 11/01/27	2,750,000	2,569,188
GA Rockdale County Development Authority
Visy Paper, Inc.,
Series 2007 A, AMT, 6.125% 01/01/34	2,000,000	1,600,220
MS Lowndes County
Weyerhaeuser Co.,
Series 1992 A, 6.800% 04/01/22	2,470,000	2,671,527
NC Haywood County Industrial Facilities & Pollution Control Financing Authority
Champion International Paper Co.,
Series 1999, AMT, 6.400% 11/01/24	2,425,000	2,433,924

	Par ($)	Value ($)
SC Richland County
International Paper Co.,
Series 2003, AMT, 6.100% 04/01/23	1,000,000	997,190
Forest Products & Paper Total		10,272,049
Manufacturing – 0.6%
AL McIntosh Industrial Development Board
CIBA Specialty Chemicals,
Series 1998, 5.375% 06/01/28	1,000,000	946,740
IL Will-Kankakee Regional Development Authority
Flanders Corp.,
Series 1997, AMT, 6.500% 12/15/17	1,815,000	1,671,960
KS Wichita Airport Authority
Cessna Citation Service Center,
Series 2002 A, AMT, 6.250% 06/15/32	5,000,000	4,059,450
MO Development Finance Board
Procter & Gamble Co.,
Series 1999, AMT, 5.200% 03/15/29	4,385,000	4,411,266
MO St. Louis Industrial Development Authority
Anheuser-Busch Companies, Inc.,
Series 1991, 6.650% 05/01/16	1,400,000	1,579,438
Manufacturing Total		12,668,854
Metals & Mining – 0.0%
NV Department of Business & Industry
Wheeling-Pittsburgh Steel Corp.,
Series 1999 A, AMT, 8.000% 09/01/14 (f)	720,000	712,901
Metals & Mining Total		712,901
Oil & Gas – 1.0%
AZ Salt Verde Financial Corp. Senior Gas Revenue
Series 2007,
5.000% 12/01/32	5,400,000	4,658,742
LA St. John Baptist Parish
Marathon Oil Corp.,
Series 2007 A, 5.125% 06/01/37	12,750,000	11,102,445
TN Energy Acquisition Corp.
Series 2006,
5.250% 09/01/26	1,250,000	1,159,162
TX Texas City Industrial Development Corp.
Arco Pipeline Co., Inc.,
Series 1990, 7.375% 10/01/20	2,000,000	2,566,460

See Accompanying Notes to Financial Statements.

Columbia Tax-Exempt Fund

November 30, 2009

Municipal Bonds (continued)
	Par ($)	Value ($)
VI Virgin Islands Public Finance Authority
Hovensa LLC,
Series 2003, AMT, 6.125% 07/01/22	2,975,000	2,994,516
Oil & Gas Total		22,481,325
Other Industrial Development Bonds – 0.3%
MI Strategic Fund Obligation Ltd.
NSF International,
Series 2004, 5.250% 08/01/26	600,000	584,994
NJ Economic Development Authority
GMT Realty LLC,
Series 2006 B, AMT, 6.875% 01/01/37	7,000,000	5,259,100
Other Industrial Development Bonds Total		5,844,094
Industrials Total		60,722,563
Other – 15.9%
Other – 0.2%
LA New Orleans Aviation Board
Series 2009 A,
6.250% 01/01/30 (g)	5,250,000	5,196,398
Other Total		5,196,398
Pool/Bond Bank – 1.7%
FL Municipal Loan Council
Series 2000 A,
Insured: NPFGC (a) 04/01/21	1,000,000	537,330
IL Metropolitan Water Reclamation District Greater Chicago
Series 2007 C,
5.250% 12/01/33	13,210,000	14,970,233
MA Water Pollution Abatement Trust
Series 1999 A,
6.000% 08/01/17	10,000,000	12,341,300
Series 2006,
5.250% 08/01/24	4,000,000	4,731,800
OH Water Development Authority
Water Pollution Control,
Series 2005 B, 4.750% 06/01/25	5,000,000	5,318,600
Pool/Bond Bank Total		37,899,263
Refunded/Escrowed (h) – 13.5%
AZ Maricopa County Industrial Development Authority
Series 1984,
Escrowed to Maturity, (a) 02/01/16	4,500,000	3,786,255

	Par ($)	Value ($)
AZ Pima County Industrial Development Authority
Series 1989, AMT,
Escrowed to Maturity, 8.200% 09/01/21	12,370,000	16,832,230
CA Foothill Eastern Transportation Corridor Agency
Series 1995 A,
Escrowed to Maturity, (a) 01/01/18	10,000,000	7,760,600
CA Morgan Hill Unified School District
Series 2002,
Escrowed to Maturity, Insured: FGIC (a) 08/01/22	3,345,000	2,029,010
CA Palmdale Community Redevelopment Agency
Series 1986 A, AMT,
Escrowed to Maturity, Insured: FHA 8.000% 03/01/16	3,000,000	3,825,000
Series 1986 D, AMT,
Escrowed to Maturity, Insured: NPFGC 8.000% 04/01/16	7,000,000	9,410,800
CA Perris Community Facilities District
Series 1991 2-90,
Escrowed to Maturity, 8.750% 10/01/21	6,165,000	9,573,567
CA Pomona
Series 1990 A,
Escrowed to Maturity, Guarantor: GNMA 7.600% 05/01/23	8,705,000	11,557,803
CA Riverside County
Series 1998, AMT,
Escrowed to Maturity, Guarantor: GNMA 8.300% 11/01/12	10,000,000	11,994,000
CO Health Facilities Authority
American Housing Foundation I, Inc.,
Series 2003 A, Pre-refunded 12/01/11, 8.500% 12/01/31	885,000	1,007,971
CO Highlands Ranch Metropolitan District No. 2
Series 1996,
Escrowed to Maturity, Insured: CGIC 6.500% 06/15/12	530,000	605,885
FL Capital Projects Finance Authority
Glenridge on Palmer Ranch,
Series 2002 A, Pre-refunded 06/01/12, 8.000% 06/01/32	4,500,000	5,285,430

See Accompanying Notes to Financial Statements.

Columbia Tax-Exempt Fund

November 30, 2009

Municipal Bonds (continued)
	Par ($)	Value ($)
FL Highlands County Health Facilities Authority
Adventist Health Systems,
Series 2003 D, Pre-refunded 11/15/13, 5.375% 11/15/35	3,450,000	3,926,687
FL Jacksonville Transportation Authority
Series 1985,
Escrowed to Maturity, 9.200% 01/01/15	2,000,000	2,461,760
FL Melbourne
Series 2000 A,
Escrowed to Maturity, Insured: FGIC (a) 10/01/19	600,000	423,312
FL Mid-Bay Bridge Authority
Series 1991 A,
Escrowed to Maturity, 6.875% 10/01/22	2,000,000	2,640,360
FL Orange County Health Facilities Authority
Orlando Regional Health Care System,
Series 1996 A, Escrowed to Maturity, Insured: NPFGC: 6.250% 10/01/16	2,120,000	2,542,495
Series 1996 A,
Escrowed to Maturity, Insured: NPFGC 6.250% 10/01/16	55,000	66,596
FL Orlando Utilities Commission Water & Electric
Series 1989 D,
Escrowed to Maturity, 6.750% 10/01/17	3,750,000	4,511,775
FL Seminole County
Series 1992,
Escrowed to Maturity, Insured: NPFGC 6.000% 10/01/19	1,030,000	1,243,859
GA Fulton County Water & Sewer
Series 1992,
Escrowed to Maturity, Insured: FGIC 6.375% 01/01/14	19,080,000	21,035,509
GA Municipal Electric Authority
Series 1991:
Escrowed to Maturity, Insured: NPFGC
6.600% 01/01/18	3,600,000	4,349,664
Pre-refunded to Various Dates, Insured: NPFGC 6.600% 01/01/18	420,000	494,042

	Par ($)	Value ($)
ID Health Facilities Authority
IHC Hospitals, Inc.,
Series 1992, Escrowed to Maturity, 6.650% 02/15/21	6,000,000	7,975,860
IL Educational Facilities Authority
Educational Advancement Fund, Inc.,
Series 2002, Pre-refunded 05/01/12, 6.625% 05/01/17	4,500,000	5,155,335
IL Glendale Heights
Series 1985 B,
Escrowed to Maturity, 7.100% 12/01/15	1,160,000	1,363,893
MA College Building Authority
Series 1999 A,
Escrowed to Maturity, Insured: NPFGC: (a) 05/01/19	7,710,000	5,569,241
(a) 05/01/20	7,750,000	5,320,297
MA Turnpike Authority
Series 1993 A,
Escrowed to Maturity, Insured: FGIC 5.125% 01/01/23	3,600,000	4,169,016
MA Water Resources Authority
Series 1992 A,
Escrowed to Maturity, Insured: FGIC 6.500% 07/15/19	5,000,000	6,122,850
MI State
525 Redevco, Inc.,
Series 2000, Escrowed to Maturity, Insured: AMBAC (a) 06/01/21	6,000,000	3,864,660
MN Dakota & Washington Counties Housing & Redevelopment Authority
Series 1988, AMT,
Escrowed to Maturity, Guarantor: GNMA 8.150% 09/01/16	235,000	315,144
MN University of Minnesota
Series 1996 A,
Escrowed to Maturity, 5.500% 07/01/21	1,000,000	1,164,220
MN Western Minnesota Municipal Power Agency
Series 1983 A,
Escrowed to Maturity, Insured: NPFGC 9.750% 01/01/16	1,000,000	1,378,920

See Accompanying Notes to Financial Statements.

Columbia Tax-Exempt Fund

November 30, 2009

Municipal Bonds (continued)
	Par ($)	Value ($)
NC Eastern Municipal Power Agency
Series 1987 A,
Pre-refunded 01/01/22, 4.500% 01/01/24	1,750,000	1,970,885
Series 1991 A,
Escrowed to Maturity, 5.000% 01/01/21	8,735,000	10,245,980
NE Omaha Public Power District
Series 1992 B,
Escrowed to Maturity, 6.200% 02/01/17	1,600,000	1,911,136
NJ Transportation Trust Fund Authority
Series 1995 B,
Escrowed to Maturity, Insured: NPFGC 7.000% 06/15/12	10,135,000	11,710,587
NJ Turnpike Authority
Series 1991 C,
Escrowed to Maturity, Insured: NPFGC 6.500% 01/01/16	11,000,000	12,909,710
NY Triborough Bridge & Tunnel Authority
Series 1992,
Escrowed to Maturity, Insured: CAP 6.125% 01/01/21	7,000,000	8,593,620
Series 1992 Y,
Escrowed to Maturity, 6.125% 01/01/21	11,000,000	14,006,300
PA Cambria County Industrial Development Authority
Beverly Enterprises,
Series 1987, Escrowed to Maturity, 10.000% 06/18/12	550,000	603,504
PA Convention Center Authority
Series 1989 A,
Escrowed to Maturity, Insured: FGIC 6.000% 09/01/19	14,010,000	17,021,029
PR Commonwealth of Puerto Rico Public Finance Corp.
Series 1998 A,
Economically Defeased to Maturity, Insured: AMBAC 5.125% 06/01/24	3,000,000	3,437,460
Series 2002 E,
Escrowed to Maturity, 6.000% 08/01/26	2,470,000	3,087,130
PR Commonwealth of Puerto Rico
Series 2006 A,
Pre-refunded 07/01/16, 5.250% 07/01/30	1,235,000	1,477,295

	Par ($)	Value ($)
SC Piedmont Municipal Power Agency
Series 1993,
Escrowed to Maturity, Insured: NPFGC 5.375% 01/01/25	3,960,000	4,714,261
TN Maury County Industrial Development Board
Occidental Petroleum Corp.,
Series 2001 A, AMT, Pre-refunded 08/01/11, 6.250% 08/01/18	4,000,000	4,331,400
TX Houston Water & Sewer System
Series 1998 A,
Escrowed to Maturity, Insured: AGMC: (a) 12/01/19	26,955,000	18,679,815
(a) 12/01/23	2,515,000	1,386,545
TX Research Laboratory Commission Finance Authority
Superconducting Super Collider,
Series 1991, Escrowed to Maturity, 6.950% 12/01/12	6,280,000	6,866,489
UT County Hospital Revenue
IHC Health Services, Inc.,
Series 1997, Escrowed to Maturity, Insured: NPFGC 5.250% 08/15/26	2,500,000	2,509,550
UT Provo
Series 1980,
Escrowed to Maturity, 10.125% 04/01/15	1,120,000	1,395,587
VA Tobacco Settlement Financing Corp.
Series 2005,
Refunded to Various Dates, 5.500% 06/01/26	5,000,000	5,624,500
Refunded/Escrowed Total		302,246,829
Tobacco – 0.5%
CA Golden State Tobacco Securitization Corp.
Series 2007 A-1,
5.000% 06/01/33	2,500,000	1,858,375
NJ Tobacco Settlement Financing Corp.
Series 2007 1-A,
4.625% 06/01/26	10,055,000	8,172,603
OH Buckeye Tobacco Settlement Financing Authority
Series 2007 A-2,
5.750% 06/01/34	1,000,000	800,370
Tobacco Total		10,831,348
Other Total		356,173,838

See Accompanying Notes to Financial Statements.

Columbia Tax-Exempt Fund

November 30, 2009

Municipal Bonds (continued)
	Par ($)	Value ($)
Other Revenue – 1.3%
Hotels – 0.1%
MA Boston Industrial Development Financing Authority
Crosstown Center Hotel LLC,
Series 2002, AMT, 6.500% 09/01/35	2,845,000	1,718,010
NJ Middlesex County Improvement Authority
Heldrich Associates LLC:
Series 2005 B, 6.250% 01/01/37	4,000,000	738,520
Series 2005 C, 8.750% 01/01/37	1,500,000	258,975
Hotels Total		2,715,505
Recreation – 1.2%
CA Agua Caliente Band Cahuilla Indians
Series 2003,
6.000% 07/01/18 (f)	1,750,000	1,699,250
CA Cabazon Band Mission Indians
Series 2004:
8.375% 10/01/15 (f)	1,540,000	1,007,345
8.750% 10/01/19 (f)	7,680,000	4,991,923
CT Mashantucket Western Pequot Tribe
Series 2007 A,
5.750% 09/01/34 (f)	4,000,000	2,235,960
FL Seminole Indian Tribe
Series 2007 A,
5.250% 10/01/27 (f)	6,750,000	5,996,700
NY Industrial Development Agency
Yankee Stadium,
Series 2006, Insured: FGIC 5.000% 03/01/46	2,000,000	1,783,160
OK Chickasaw Nation
Series 2007,
6.000% 12/01/25 (f)	6,030,000	6,079,989
OR Cow Creek Band Umpqua Tribe of Indians
Series 2006 C,
5.625% 10/01/26 (f)	3,500,000	2,521,120
Recreation Total		26,315,447
Other Revenue Total		29,030,952
Resource Recovery – 0.2%
Disposal – 0.1%
NV Department of Business & Industry
Republic Services, Inc.,
Series 2003, AMT, 5.625% 12/01/26 (06/01/18) (c)(d)	2,000,000	2,045,140
Disposal Total		2,045,140

	Par ($)	Value ($)
Resource Recovery – 0.1%
MA Industrial Finance Agency
Ogden Haverhill Associates,
Series 1998 A, AMT, 5.400% 12/01/11	3,300,000	3,265,779
Resource Recovery Total		3,265,779
Resource Recovery Total		5,310,919
Tax-Backed – 36.1%
Local Appropriated – 2.6%
CA Los Angeles County Schools
Series 1999 A,
Insured: AMBAC
(a) 08/01/22	2,180,000	1,025,363
IL Chicago Board of Education
Series 1992 A,
Insured: NPFGC: 6.000% 01/01/16	5,000,000	5,886,400
6.000% 01/01/20	8,000,000	9,026,400
6.250% 01/01/15	12,900,000	14,275,269
IN Crown Point School Building Corp.
Series 2000,
Insured: NPFGC (a) 01/15/19	8,165,000	5,570,326
IN Noblesville Redevelopment Authority
Series 2006 A,
5.250% 08/01/25	2,000,000	2,117,360
MN Hibbing Economic Development Authority
Series 1997,
6.400% 02/01/12	385,000	385,720
MO St. Louis Industrial Development Authority
St. Louis Convention Center,
Series 2000, Insured: AMBAC (a) 07/15/18	2,000,000	1,141,400
SC Scago Educational Facilities Corp. for Spartanburg School District No. 5
Series 2005,
Insured: AGMC 4.600% 04/01/22	8,885,000	9,206,904
TX Houston Independent School District
Series 1998 A,
Insured: AMBAC: (a) 09/15/14	3,885,000	3,479,134
(a) 09/15/18	3,885,000	2,823,540
(a) 09/15/20	3,885,000	2,529,252
Series 1998 B,
Insured: AMBAC (a) 09/15/15	2,000,000	1,711,380
Local Appropriated Total		59,178,448

See Accompanying Notes to Financial Statements.

Columbia Tax-Exempt Fund

November 30, 2009

Municipal Bonds (continued)
	Par ($)	Value ($)
Local General Obligations – 8.9%
AZ Tucson
Series 1994 G,
Insured: FGIC 7.625% 07/01/14	3,140,000	3,864,335
CA Alvord Unified School District
Series 2002 A,
Insured: NPFGC 5.900% 02/01/19	1,975,000	2,347,860
CA Benicia Unified School District
Series 1997 A,
Insured: FGIC (a) 08/01/21	5,955,000	3,106,426
CA Clovis Unified School District
Series 2004 A,
Insured: FGIC (a) 08/01/20	7,000,000	4,168,850
CA Corona-Norco Unified School District
Series 2001 C,
Insured: FGIC (a) 09/01/18	1,390,000	929,007
CA Golden West School Authority
Series 1999 A,
Insured: NPFGC: (a) 08/01/14	3,980,000	3,433,387
(a) 08/01/15	1,500,000	1,224,615
CA Norwalk LA Mirada Unified School District
Series 2005 B,
(a) 08/01/23	9,790,000	4,347,837
CA Poway Unified School District
Series 2009 A,
(a) 08/01/24	1,750,000	735,630
CA San Diego Unified School District
Series 2009 A,
(a) 07/01/30	22,500,000	6,934,500
CA San Juan Unified School District
Series 2001,
Insured: AGMC (a) 08/01/18	1,785,000	1,219,512
CA San Ysidro School District
Series 2005 D,
Insured: FGIC (a) 08/01/23	2,330,000	1,051,389
CA Vallejo City Unified School District
Series 2002 A,
Insured: NPFGC 5.900% 02/01/20	1,000,000	1,072,220
CA West Contra Costa Unified School District
Series 2001 B,
Insured: NPFGC 6.000% 08/01/24	2,320,000	2,411,315

	Par ($)	Value ($)
CA Yuba City Unified School District
Series 2000,
Insured: FGIC (a) 09/01/18	1,160,000	735,301
CO El Paso County School District No. 11
Series 1996,
7.100% 12/01/16	2,105,000	2,637,565
IL Champaign County
Series 1999,
Insured: FGIC: 8.250% 01/01/20	1,015,000	1,388,398
8.250% 01/01/23	1,420,000	1,971,571
IL Chicago Board of Education
Series 1998 B-1,
Insured: FGIC: (a) 12/01/21	8,000,000	4,440,560
(a) 12/01/22	25,200,000	13,197,240
Series 2005 A,
Insured: AMBAC 5.500% 12/01/22	4,750,000	5,290,645
IL Chicago
Series 1998,
Insured: FGIC 5.250% 01/01/28	605,000	607,777
Series 1999,
Insured: FGIC: (a) 01/01/14	2,000,000	1,786,640
5.500% 01/01/23	9,750,000	11,068,395
IL Cook County High School District No. 209-Provisional Township
Series 2004,
Insured: AGMC 5.000% 12/01/15	1,750,000	2,008,755
IL Cook County School District No. 102
Series 2001,
Insured: FGIC (a) 12/01/20	3,065,000	1,891,963
IL De Kalb County Community Unified School District No. 424
Series 2001,
Insured: AMBAC: (a) 01/01/20	2,575,000	1,603,787
(a) 01/01/21	2,675,000	1,562,361
IL Du Page County Community High School District No. 99
Series 1993,
5.600% 01/01/21	2,565,000	2,945,543
IL Kane & De Kalb Counties Community Unit School District No. 302
Series 2004,
Insured: FGIC (a) 02/01/21	3,165,000	1,840,099

See Accompanying Notes to Financial Statements.

Columbia Tax-Exempt Fund

November 30, 2009

Municipal Bonds (continued)
	Par ($)	Value ($)
IL Lake County School District No. 56
Series 1997,
Insured: FGIC 9.000% 01/01/17	10,440,000	13,992,106
IL Will County School District No. 114
Series 2005 C,
Insured: FGIC (a) 12/01/23	2,130,000	1,044,105
IL Will County United School District No. 365-UVY
Series 1999 B,
Insured: AGMC (a) 11/01/18	3,370,000	2,353,878
KS Wyandotte County
Series 1998,
Insured: NPFGC 4.500% 09/01/28	2,900,000	2,888,893
LA New Orleans
Series 1991,
Insured: AMBAC (a) 09/01/12	6,250,000	5,481,437
MI Detroit City School District
Series 2005 A,
5.000% 05/01/17	2,500,000	2,658,325
Series 2005 A,
Insured: AGMC 5.250% 05/01/30	10,000,000	10,150,300
MI Paw Paw Public School District
Series 1998,
Insured: FGIC 5.000% 05/01/25	1,020,000	1,144,022
MI St. John's Public School
Series 1998,
Insured: FGIC 5.100% 05/01/25	1,790,000	2,008,308
NE Omaha Convention Center/Arena
Series 2004,
5.250% 04/01/23	2,000,000	2,406,640
NJ Washington Township Board of Education Mercer County
Series 2005,
Insured: AGMC 5.250% 01/01/27	1,410,000	1,653,493
NY State
Series 2007 M,
5.000% 04/01/22	2,000,000	2,103,440
OH Adams County Ohio Valley Local School District
Series 1995,
Insured: NPFGC 7.000% 12/01/15	3,000,000	3,442,710
OH Cincinnati City School District
Series 2006,
5.250% 12/01/30	1,000,000	1,104,100

	Par ($)	Value ($)
OH Kings Local School District
Series 1995,
Insured: FGIC 7.500% 12/01/16	2,110,000	2,526,514
OH Pickerington Local School District
Series 2001,
Insured: FGIC (a) 12/01/15	1,500,000	1,263,420
OR Linn County Community School District No. 9
Series 2005,
Insured: FGIC 5.500% 06/15/30	1,435,000	1,676,955
PA Cornwall-Lebanon School District
Series 2001,
Insured: AGMC (a) 03/15/18	3,020,000	2,228,005
PA Westmoreland County Municipal Authority
Series 2000 A,
Insured: NPFGC (a) 06/01/13	3,000,000	2,786,190
TX Dallas County Flood Control District
Series 2002,
7.250% 04/01/32	7,500,000	7,821,675
TX Galveston County
Series 2001,
Insured: FGIC (a) 02/01/20	1,510,000	1,006,672
TX Hurst Euless Bedford Independent School District
Series 1998,
Insured: PSFG
4.500% 08/15/25	16,000,000	16,006,720
TX North East Independent School District
Series 2007,
Insured: PSFG
5.250% 02/01/31	10,000,000	11,371,200
WA Clark County School District No. 37
Series 2001 C,
Insured: FGIC: (a) 12/01/16	3,000,000	2,421,600
(a) 12/01/20	6,150,000	3,980,649
WA King & Snohomish Counties School District No. 417
Series 1998 B,
Insured: FGIC (a) 06/15/16	3,315,000	2,721,250
Local General Obligations Total		200,066,090
Special Non-Property Tax – 8.7%
AL Jefferson County
Series 2004 A,
5.250% 01/01/19	2,790,000	2,454,363

See Accompanying Notes to Financial Statements.

Columbia Tax-Exempt Fund

November 30, 2009

Municipal Bonds (continued)
	Par ($)	Value ($)
FL Tampa Sports Authority
Series 1995,
Insured: NPFGC 5.750% 10/01/25	2,500,000	2,669,275
FL Tampa
Series 1996,
Insured: AMBAC (a) 04/01/21	900,000	517,878
GA Metropolitan Atlanta Rapid Transit Authority
Series 1992 P,
Insured: AMBAC 6.250% 07/01/20	6,000,000	7,122,960
Series 2009,
5.000% 07/01/39	4,000,000	4,104,040
GU Territory of Guam
Series 2009 A,
5.750% 12/01/34	2,000,000	2,035,000
IL Metropolitan Pier & Exposition Authority
Series 1993 A,
Insured: FGIC: (a) 06/15/13	11,640,000	10,540,951
(a) 06/15/16	3,750,000	2,959,837
Series 1996 A,
Insured: NPFGC (a) 12/15/12	8,850,000	8,189,613
Series 2002 B,
Insured: NPFGC 5.000% 06/15/21	3,000,000	3,120,900
IL Regional Transportation Authority
Series 1994 C,
Insured: FGIC 7.750% 06/01/20	5,000,000	6,379,400
Series 2002 A,
Insured: NPFGC 6.000% 07/01/31	5,400,000	6,460,668
IL Sales Tax Revenue
Series 2002,
Insured: FGIC 6.000% 06/15/23	4,000,000	4,851,680
KY Economic Development Finance Authority
Louisville Arena Authority, Inc.,
Series 2008 A1, Insured: AGO
6.000% 12/01/38	2,850,000	3,047,476
MA Bay Transportation Authority
Series 2005 A,
5.000% 07/01/25	3,000,000	3,420,390
Series 2005 B,
Insured: NPFGC: 5.500% 07/01/26	1,500,000	1,797,180
5.500% 07/01/29	2,000,000	2,365,460

	Par ($)	Value ($)
Series 2006 A,
5.250% 07/01/29	3,185,000	3,660,775
NJ Economic Development Authority
Cigarette Tax,
Series 2004, 5.500% 06/15/31	775,000	705,824
NV Sparks Tourism Improvement District No. 1
Series 2008 A,
6.750% 06/15/28 (f)	2,000,000	1,684,340
NY Dormitory Authority
Series 2005 B,
Insured: AMBAC: 5.500% 03/15/24	10,170,000	11,963,785
5.500% 03/15/27	11,240,000	13,329,179
5.500% 03/15/29	2,030,000	2,376,379
5.500% 03/15/30	6,040,000	7,032,191
Series 2008-B,
5.250% 03/15/38	5,000,000	5,204,750
NY Local Government Assistance Corp.
Series 1993 E:
Insured: AMBAC 5.250% 04/01/16	10,000,000	11,378,600
Insured: NPFGC 5.000% 04/01/21	3,655,000	4,213,447
NY Metropolitan Transportation Authority
Series 2009 B,
5.000% 11/15/34	3,000,000	3,080,460
NY New York City Transitional Finance Authority
Series 2002 A,
5.500% 11/01/26 (c)(i)
(14.000% 11/01/11)	5,000,000	5,372,300
NY Sales Tax Asset Receivables Corp.
Series 2004 A,
Insured: AMBAC 5.000% 10/15/32	3,950,000	4,073,753
OH Hamilton County Sales Tax Revenue
Series 2000 B,
Insured: AMBAC (a) 12/01/20	2,000,000	1,208,280
PR Commonwealth of Puerto Rico Convention Center Authority
Series 2006,
Insured: AMBAC 5.000% 07/01/20	3,000,000	2,999,880
PR Commonwealth of Puerto Rico Highway & Transportation Authority
Series 1996 Y,
Insured: NPFGC 6.250% 07/01/12	3,000,000	3,245,910
Series 1996 Z,
Insured: AGMC 6.000% 07/01/18	10,000,000	11,519,400

See Accompanying Notes to Financial Statements.

Columbia Tax-Exempt Fund

November 30, 2009

Municipal Bonds (continued)
	Par ($)	Value ($)
TX Harris County Houston Sports Authority
Series 2001 A,
Insured: NPFGC: (a) 11/15/14	3,905,000	3,219,360
(a) 11/15/15	3,975,000	3,079,552
(a) 11/15/16	4,040,000	2,939,666
TX Houston Hotel Occupancy
Series 2001 B,
Insured: AMBAC (a) 09/01/17	2,000,000	1,403,600
UT Transit Authority Sales Tax Revenue
Series 2006 C,
Insured: AGMC 5.250% 06/15/29	10,000,000	11,462,600
VA Peninsula Town Center Community Development Authority
Series 2007,
6.250% 09/01/24	2,375,000	2,083,683
WA Central Puget Sound Regional Transportation Authority
Series 1998,
Insured: FGIC 5.250% 02/01/21	4,500,000	5,219,955
Special Non-Property Tax Total		194,494,740
Special Property Tax – 1.0%
CA Huntington Beach Community Facilities District
Grand Coast Resort,
Series 2001-1, 6.450% 09/01/31	1,850,000	1,732,025
FL Double Branch Community Development District
Series 2002 A,
6.700% 05/01/34	1,315,000	1,344,061
FL Orlando
Conroy Road Interchange,
Series 1998 A, 5.800% 05/01/26	300,000	273,624
FL Tolomato Community Development District
Series 2007:
6.375% 05/01/17	1,000,000	884,720
6.550% 05/01/27	3,500,000	2,866,080
FL Village Center Community Development District
Series 1998 A,
Insured: NPFGC 5.500% 11/01/12	750,000	784,890
FL Waterset North Community Development District
Series 2007 A,
6.600% 05/01/39	3,000,000	1,797,630
FL Westchester Community Development District No. 1
Series 2003,
6.000% 05/01/23	2,200,000	1,683,176

	Par ($)	Value ($)
IL Sports Facilities Authority
Series 2001,
Insured: AMBAC (a) 06/15/18	4,000,000	2,662,360
IN Portage
Series 2006,
5.000% 01/15/27	410,000	383,535
OH Hickory Chase Community Authority
Series 2008,
6.750% 12/01/27	6,165,000	4,036,164
OH Toledo-Lucas County Port Authority
Series 2007,
5.400% 11/01/36	4,000,000	3,545,360
Special Property Tax Total		21,993,625
State Appropriated – 7.3%
CA Public Works Board
Series 2009,
6.125% 11/01/29 (g)	6,000,000	6,010,680
IN Office Building Commission
Series 1995 B,
Insured: AMBAC 6.250% 07/01/16	8,000,000	9,181,040
NJ Economic Development Authority
Series 2005 K,
Insured: FGIC 5.250% 12/15/21	2,000,000	2,243,940
Series 2005 N-1:
Insured: FGIC 5.500% 09/01/27	5,000,000	5,632,700
Insured: AGMC 5.500% 09/01/25	23,990,000	27,988,893
NJ Transportation Trust Fund Authority
Series 1995 B,
Insured: NPFGC 7.000% 06/15/12	16,865,000	19,124,235
Series 1999 A:
5.750% 06/15/18	5,000,000	5,867,450
5.750% 06/15/20	4,150,000	4,849,441
Series 2006 A,
5.500% 12/15/23	3,000,000	3,366,360
NY Dormitory Authority
Series 1990 A,
7.500% 05/15/13	8,000,000	9,458,320
Series 1993 A:
Insured: CGIC 6.000% 07/01/20	6,140,000	7,046,694
Insured: FGIC 5.875% 05/15/17	28,240,000	32,181,174
Series 1993,
6.000% 07/01/20	13,350,000	15,560,893

See Accompanying Notes to Financial Statements.

Columbia Tax-Exempt Fund

November 30, 2009

Municipal Bonds (continued)
	Par ($)	Value ($)
PR Commonwealth of Puerto Rico Public Finance Corp.
Series 2004 A,
LOC: Government Development Bank of Puerto Rico 5.750% 08/01/27 (02/01/12) (c)(d)	1,000,000	1,027,270
UT Building Ownership Authority
Series 1998 C,
Insured: AGMC 5.500% 05/15/19	3,450,000	3,994,100
WI State
Series 2009 A,
5.750% 05/01/33	5,700,000	6,106,239
WV Building Commission
Series 1998 A,
Insured: AMBAC 5.375% 07/01/21	3,215,000	3,526,116
State Appropriated Total		163,165,545
State General Obligations – 7.6%
CA State
Series 2002,
Insured: AMBAC 6.000% 04/01/17	2,500,000	2,830,800
Series 2006,
4.500% 10/01/36	4,015,000	3,234,564
Series 2007:
4.500% 08/01/30	45,000,000	38,698,650
5.000% 12/01/37	8,500,000	7,489,435
Series 2008,
5.250% 03/01/38	8,250,000	7,579,688
Series 2009:
5.500% 11/01/39	10,000,000	9,494,300
6.000% 04/01/35	15,000,000	15,331,800
FL Board of Education
Series 1985,
9.125% 06/01/14	1,380,000	1,575,560
IL State
Series 2001,
Insured: FGIC 6.000% 11/01/26	3,000,000	3,546,180
Series 2004 A,
5.000% 03/01/34	3,000,000	3,034,110
Series 2006,
5.500% 01/01/31	7,985,000	8,901,997
MA Bay Transportation Authority
Series 1994 A,
Insured: AGMC 7.000% 03/01/19	2,500,000	3,091,325
MA State
Series 2006 B,
Insured: AGMC 5.250% 09/01/25	5,000,000	5,912,050

	Par ($)	Value ($)
PR Commonwealth of Puerto Rico Public Buildings Authority
Series 2002 F,
5.250% 07/01/20	2,000,000	2,040,620
Series 2007,
6.250% 07/01/31	27,000,000	28,551,960
PR Commonwealth of Puerto Rico
Series 1996 B,
Insured: AMBAC 6.500% 07/01/15	2,650,000	2,969,590
WA State
Series 2000 S-5,
Insured: FGIC (a) 01/01/19	1,500,000	1,079,835
Series 2007 D,
4.500% 01/01/30	24,470,000	24,587,211
State General Obligations Total		169,949,675
Tax-Backed Total		808,848,123
Transportation – 7.9%
Air Transportation – 0.6%
CO Denver City & County Special Facility Authority
United Airlines, Inc.,
Series 2007, AMT, 5.250% 10/01/32	5,000,000	3,358,650
IL Chicago O'Hare International Airport
United Airlines, Inc.,
Series 1999 A, 5.350% 09/01/16 (j)	4,100,000	41,000
IN Indianapolis Airport Authority
FedEx Corp.,
Series 2004, AMT, 5.100% 01/15/17	3,000,000	2,982,150
United Airlines, Inc.,
Series 1995 A, AMT, 6.500% 11/15/31 (k)	1,348,969	33,724
NJ Economic Development Authority
Continental Airlines, Inc.,
Series 1999, AMT: 6.250% 09/15/19	1,300,000	1,149,850
6.250% 09/15/29	2,000,000	1,642,940
6.400% 09/15/23	4,000,000	3,479,760
NY Industrial Development Agency
American Airlines, Inc.,
Series 2005, 7.625% 08/01/25	1,000,000	917,580
Air Transportation Total		13,605,654

See Accompanying Notes to Financial Statements.

Columbia Tax-Exempt Fund

November 30, 2009

Municipal Bonds (continued)
	Par ($)	Value ($)
Airports – 0.7%
MA Port Authority
Series 1999 D, AMT,
Insured: FGIC 6.000% 07/01/29	5,000,000	5,026,750
TX City of Houston
Series 2009 A,
Insured: AMBAC 5.500% 07/01/34	10,500,000	10,936,800
Airports Total		15,963,550
Toll Facilities – 5.1%
CA San Joaquin Hills Transportation Corridor Agency
Series 1997 A,
Insured: NPFGC: (a) 01/15/12	2,500,000	2,196,900
(a) 01/15/14	14,450,000	11,038,499
CO E-470 Public Highway Authority
Series 1997 B,
Insured: NPFGC (a) 09/01/22	6,515,000	2,976,834
Series 2000,
Insured: NPFGC (a) 09/01/18	18,600,000	11,250,582
MA Turnpike Authority
Series 1997 A,
Insured: NPFGC (a) 01/01/24	7,000,000	3,111,360
Series 1997 C,
Insured: NPFGC: (a) 01/01/18	4,700,000	3,170,056
(a) 01/01/20	17,000,000	10,010,620
NJ Turnpike Authority
Series 1991 C,
Insured: AGMC 6.500% 01/01/16	1,415,000	1,742,558
Series 2004 C-2,
Insured: AMBAC 5.500% 01/01/25	2,500,000	2,918,500
Series 2005,
Insured: AGMC 5.250% 01/01/30	2,000,000	2,239,380
Series 2009 E,
5.250% 01/01/40	4,425,000	4,553,635
Series 2009 H,
5.000% 01/01/36	3,000,000	2,995,530
NY Triborough Bridge & Tunnel Authority
Series 2002,
Insured: NPFGC 5.500% 11/15/20	6,800,000	8,014,616

	Par ($)	Value ($)
TX North Texas Tollway Authority
Series 2008 F,
5.750% 01/01/38	11,355,000	11,405,303
Series 2009 C,
5.250% 01/01/44	10,000,000	9,484,100
TX Turnpike Authority
Series 2002 A,
Insured: AMBAC: (a) 08/15/16	7,000,000	5,263,020
(a) 08/15/18	10,000,000	6,577,500
(a) 08/15/19	10,330,000	6,356,359
VA Richmond Metropolitan Authority
Series 1998,
Insured: FGIC 5.250% 07/15/22	7,800,000	8,486,088
Toll Facilities Total		113,791,440
Transportation – 1.5%
IN Finance Authority Highway Revenue
Series 2007 A,
Insured: FGIC 4.500% 06/01/29	10,000,000	9,758,900
NV Department of Business & Industry
Las Vegas Monorail Co., 2nd Tier,
Series 2000: 7.375% 01/01/30 (e)	1,650,000	82,500
7.375% 01/01/40 (e)	3,750,000	187,500
NY Metropolitan Transportation Authority
Series 2007 A,
Insured: AGMC 5.000% 11/15/33	12,000,000	12,085,920
Series 2007 B,
5.000% 11/15/24	6,820,000	7,176,277
OH Toledo-Lucas County Port Authority
Series 1992,
6.450% 12/15/21	3,950,000	4,432,887
Transportation Total		33,723,984
Transportation Total		177,084,628
Utilities – 16.2%
Independent Power Producers – 0.6%
NY Port Authority of New York & New Jersey
KIAC Partners,
Series 1996 IV, AMT, 6.750% 10/01/19	7,000,000	5,837,720
NY Suffolk County Industrial Development Agency
Nissequogue Cogeneration Partners Facilities,
Series 1998, AMT, 5.500% 01/01/23	7,800,000	6,765,564
Independent Power Producers Total		12,603,284

See Accompanying Notes to Financial Statements.

Columbia Tax-Exempt Fund

November 30, 2009

Municipal Bonds (continued)
	Par ($)	Value ($)
Investor Owned – 3.3%
AZ Pima County Industrial Development Authority
Tucson Electric Power Co.,
Series 1997 A, AMT, 6.100% 09/01/25	2,000,000	1,964,100
HI State Department of Budget & Finance
Hawaiian Electric Company,
Series 2009, 6.500% 07/01/39	5,250,000	5,584,478
IN Development Finance Authority
Series 1999, AMT,
5.950% 08/01/30	5,000,000	4,958,450
IN Jasper County Pollution Control Revenue
Northern Indiana Public Service Co.:
Series 1994 C, Insured: NPFGC 5.850% 04/01/19	3,000,000	3,297,360
Series 2003, Insured: AMBAC 5.700% 07/01/17	2,000,000	2,191,860
IN Petersburg
Series 1995 C, AMT,
5.950% 12/01/29	5,000,000	4,657,650
MA Development Finance Agency
Dominion Energy Brayton,
Series 2006, AMT, 5.000% 02/01/36	3,000,000	2,613,300
MI Strategic Fund
Detroit Edison Co.,
Series 1991 BB, Insured: AMBAC 7.000% 05/01/21	2,505,000	2,964,141
NY Energy & Research Development Authority
Brooklyn Union Gas Co.,
Series 1993,
11.635% 04/01/20 (12/30/09) (c)(d)	13,000,000	13,521,300
PA Economic Development Financing Authority
Allegheny Energy Specialty Co.,
Series 2009, 7.000% 07/15/39	13,000,000	13,875,160
TX Brazos River Authority Pollution Control Revenue
TXU Energy Co. LLC:
Series 1999 B, AMT, 6.750% 09/01/34 (04/01/13) (c)(d)	12,455,000	9,875,445
Series 2001 A, AMT, 8.250% 10/01/30	5,250,000	3,239,565
Series 2003 A, AMT, 6.750% 04/01/38	1,900,000	1,506,491

	Par ($)	Value ($)
TX Matagorda County Navigation District No 1
Series 2001 A,
6.300% 11/01/29	2,800,000	2,999,836
TX Sabine River Authority Pollution Control Revenue
Series 2001 C,
5.200% 05/01/28	3,000,000	1,543,350
Investor Owned Total		74,792,486
Joint Power Authority – 4.7%
AZ Salt River Project Agricultural Improvement & Power District
Series 2006 A,
5.000% 01/01/37	5,000,000	5,094,300
GA Municipal Electric Authority
Series 1991,
Insured: NPFGC 6.600% 01/01/18	17,280,000	20,207,232
MN Southern Minnesota Municipal Power Agency
Series 2002 A,
Insured: AMBAC 5.250% 01/01/17	11,000,000	12,293,600
NC Eastern Municipal Power Agency
Series 1991 A,
6.500% 01/01/18	2,185,000	2,552,561
Series 1993,
Insured: AMBAC 6.000% 01/01/18	16,470,000	18,677,309
Series 2009 B,
5.000% 01/01/26	7,000,000	7,137,970
SC Piedmont Municipal Power Agency
Series 1993,
Insured: NPFGC 5.375% 01/01/25	11,370,000	11,990,461
Series 2004 A,
Insured: FGIC (a) 01/01/24	5,000,000	2,315,650
SC Public Service Authority
Series 2008 A,
5.500% 01/01/38	3,000,000	3,198,540
TX Municipal Power Agency
Series 1993,
Insured: NPFGC (a) 09/01/15	8,790,000	7,175,101
TX Sam Rayburn Municipal Power Agency
Series 2002,
6.000% 10/01/16	5,000,000	5,251,600
WY County of Campbell
Basin Electric Power Coop,
Series 2009, 5.750% 07/15/39	7,900,000	8,267,903
Joint Power Authority Total		104,162,227

See Accompanying Notes to Financial Statements.

Columbia Tax-Exempt Fund

November 30, 2009

Municipal Bonds (continued)
	Par ($)	Value ($)
Municipal Electric – 2.1%
NY Long Island Power Authority
Series 2008 A,
6.000% 05/01/33	2,725,000	3,049,220
OH Cleveland Public Power Systems
Series 1994 A,
Insured: NPFGC (a) 11/15/13	2,000,000	1,831,920
PA Westmoreland County Municipal Authority
Series 1995 A,
Insured: FGIC (a) 08/15/23	5,540,000	2,694,047
Series 1999 A,
Insured: NPFGC (a) 08/15/22	2,000,000	1,124,180
PR Commonwealth of Puerto Rico Electric Power Authority
Series 2002 KK,
Insured: NPFGC 5.500% 07/01/16	12,000,000	13,215,120
Series 2007 VV,
Insured: FGIC 5.250% 07/01/34	10,870,000	10,434,765
SD Heartland Consumers Power District
Series 1992,
Insured: AGMC 6.000% 01/01/17	13,600,000	15,562,616
Municipal Electric Total		47,911,868
Water & Sewer – 5.5%
AL Birmingham Waterworks & Sewer Board
Series 2007 A,
Insured: AMBAC 4.375% 01/01/32	6,000,000	5,434,680
AL Jefferson County
Series 1997 A,
Insured: FGIC 5.625% 02/01/22	570,000	207,976
CA Castaic Lake Water Agency
Series 1999,
Insured: AMBAC (a) 08/01/24	9,445,000	4,038,682
CA San Diego Public Facilities Financing Authority
Series 2009,
5.250% 05/15/39	17,000,000	17,183,940
CA San Francisco City & County Public Utilities Commission
Series 2006 A,
Insured: AGMC 4.500% 11/01/31	17,800,000	16,803,378

	Par ($)	Value ($)
FL Seminole County
Series 1992,
Insured: NPFGC 6.000% 10/01/19	470,000	540,218
FL St. John's County Water & Sewer Authority
Series 1991 A,
Insured: NPFGC (a) 06/01/13	2,600,000	2,371,616
Series 1999 A,
Insured: NPFGC (a) 06/01/14	1,500,000	1,310,325
GA Atlanta Water & Wastewater Revenue
Series 1991 A,
Insured: FGIC 5.500% 11/01/22	5,475,000	5,748,695
Series 2001 A,
Insured: NPFGC 5.500% 11/01/27	1,500,000	1,508,085
GA Henry County Water & Sewer Authority
Series 1997,
Insured: AMBAC 6.150% 02/01/20	5,390,000	6,441,805
GA Milledgeville Water & Sewer Revenue
Series 1996,
Insured: AGMC 6.000% 12/01/21	1,000,000	1,190,480
IL Chicago
Series 1998,
Insured: NPFGC (a) 01/01/20	7,275,000	4,662,475
IN Bond Bank Revenue
Series 2008 B,
Insured: AGMC (a) 06/01/29	8,075,000	2,845,630
MA Water Resources Authority
Series 2002 J,
Insured: AGMC 5.500% 08/01/21	5,000,000	6,039,100
Series 2006 A,
Insured: AMBAC 5.000% 08/01/24	2,170,000	2,367,058
MS V Lakes Utility District
Series 1994,
7.000% 07/15/37 (07/15/24) (c)(d)	465,000	396,301
NY New York City Municipal Water Finance Authority
Series 2001 D,
5.250% 06/15/25	3,520,000	3,628,627
OH Cleveland Waterworks Revenue
Series 1993 G,
Insured: NPFGC 5.500% 01/01/21	4,015,000	4,596,372

See Accompanying Notes to Financial Statements.

Columbia Tax-Exempt Fund

November 30, 2009

Municipal Bonds (continued)
	Par ($)	Value ($)
OH Lakewood Water Systems Revenue
Series 1995,
Insured: AMBAC 5.850% 07/01/20	1,955,000	2,267,878
PA Dauphin County Industrial Development Authority
Dauphin Water Supply Co.,
Series 1992 A, AMT, 6.900% 06/01/24	3,400,000	3,942,334
TX Houston Water & Sewer Systems
Series 1998 A,
Insured: AGMC: (a) 12/01/19	9,545,000	6,366,420
(a) 12/01/23	985,000	516,908
VA Fairfax County Water Authority
Series 2005 B,
5.250% 04/01/24	6,175,000	7,478,172
WA King County
Series 2007,
Insured: AGMC 5.000% 01/01/42	15,600,000	15,795,780
Water & Sewer Total		123,682,935
Utilities Total		363,152,800
Total Municipal Bonds (cost of $2,135,402,251)		2,199,777,513
Municipal Preferred Stocks – 0.4%
	Shares
Housing – 0.4%
Multi-Family – 0.4%
Munimae TE Bond Subsidiary LLC
Series 2000 B, AMT,
7.750% 06/30/50 (f)	10,000,000	7,700,600
Series 2005 C-3, AMT,
5.500% 11/29/49 (f)	1,000,000	634,150
Multi-Family Total		8,334,750
Housing Total		8,334,750
Total Municipal Preferred Stocks (cost of $11,000,000)		8,334,750
Investment Companies – 0.7%
Columbia Tax-Exempt
Reserves, Capital Class (7 day yield of 0.180%) (l)(m)	8,400,884	8,400,884
Dreyfus Tax-Exempt Cash
Management Fund (7 day yield of 0.120%)	8,093,738	8,093,738
Total Investment Companies (cost of $16,494,622)		16,494,622

Short-Term Obligations – 0.1%
	Par ($)	Value ($)
Variable Rate Demand Notes (n) – 0.1%
CA Department of Water Resources
Power Supply Revenue,
Series 2005 F-2, LOC: JPMorgan Chase Bank, LOC: Societe Generale 0.200% 05/01/20 (12/01/09) (d)	100,000	100,000
CT Health & Educational Facilities Authority
Yale University,
Series 2001 V-1, SPA: DEPFA Bank PLC 0.200% 07/01/36 (12/01/09) (d)	400,000	400,000
MO Development Finance Board
Nelson Gallery Foundation,
Series 2004 A, SPA: JPMorgan Chase Bank 0.190% 12/01/33 (12/01/09) (d)	600,000	600,000
NV Clark County School District
Series 2001 A,
Insured: AGMC, SPA: State Street Bank & Trust Co. 0.250% 06/15/21 (12/01/09) (d)	2,075,000	2,075,000
Variable Rate Demand Notes Total		3,175,000
Total Short-Term Obligations (cost of $3,175,000)		3,175,000
Total Investments – 99.3% (cost of $2,166,071,873) (o)		2,227,781,885
Other Assets & Liabilities, Net – 0.7%		15,464,362
Net Assets – 100.0%		2,243,246,247

Notes to Investment Portfolio:

(a)  Zero coupon bond.

(b)  Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At November 30, 2009, the value of this security amounted to $6,849,500, which represents 0.3% of net assets.

(c)  The interest rate shown on floating rate or variable rate securities reflects the rate at November 30, 2009.

(d)  Parenthetical date represents the next interest rate reset date for the security.

(e)  The issuer is in default of certain debt covenants. Income is not being accrued. At November 30, 2009, the value of these securities amounted to $1,130,314, which represents less than 0.1% of net assets.

See Accompanying Notes to Financial Statements.

Columbia Tax-Exempt Fund

November 30, 2009

(f)  Security exempt from registration pursuant to Rule 144A, under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2009, these securities, which are not illiquid except for those in the following table, amounted to $41,452,554, which represents 1.9% of net assets.

Security	Acquisition Date	Par/ Shares	Acquisition Cost	Market Value
Resolution Trust Corp. Pass-Through Certificates, Series 1993 A, 8.500% 12/01/16	08/27/93	$6,615,223	$6,751,636	$6,188,276
CA Cabazon Band
Mission Indians,
Series 2004:
8.375% 10/01/15	10/08/04	$1,540,000	$1,780,000	$1,007,345
8.750% 10/01/19	10/08/04	$7,680,000	$8,310,000	$4,991,923
OR Cow Creek Band Umpqua Tribe of Indians, Series 2006 C, 5.625% 10/01/26	06/15/06	$3,500,000	$3,500,000	$2,521,120
MuniMae TE Bond
Subsidiary, LLC:
Series 2000 B,AMT,
7.750% 06/30/50	09/05/02	10,000,000	$16,000,000	$7,700,600
Series 2005 C-3, AMT,
5.500% 11/29/49	11/04/05	1,000,000	$1,000,000	$634,150
				$23,043,414

(g)  Security purchased on a delayed delivery basis.

(h)  The Fund has been informed that each issuer has placed direct obligations of the U.S. Government in an irrevocable trust, solely for the payment of principal and interest.

(i)  Step bond. Shown parenthetically is the next coupon rate to be paid and the date the security will begin accruing at this rate.

(j)  Position reflects anticipated residual bankruptcy claims. Income is not being accrued.

(k)  The issuer has filed for bankruptcy protection under Chapter 11, and is in default of certain debt covenants. Income is not being accrued. At November 30, 2009, the value of this security amounted to $33,724, which represents less than 0.1% of net assets.

(l)  Money market mutual fund registered under the Investment Company Act of 1940, as amended, and advised by Columbia Management Advisors, LLC or one of its affiliates.

(m)  Investments in affiliates during the year ended November 30, 2009:

Security name: Columbia Tax-Exempt Reserves, Capital Class (7 day yield of 0.180%)
Shares as of 11/30/08:	—
Shares purchased:	196,348,623
Shares sold:	(187,947,739)
Shares as of 11/30/09:	8,400,884
Net realized gain(loss):	$—
Dividend income earned:	$84,806
Value at end of period:	$8,400,884

(n)  Variable rate demand note. This security is payable upon not more than one, seven or thirty business days' notice. Put bonds and notes have a demand feature that matures within one year. The interest rate changes periodically. The interest rate shown reflects the rate as of November 30, 2009.

(o)  Cost for federal income tax purposes is $2,160,471,951.

The following table summarizes the inputs used, as of November 30, 2009, in valuing the Fund's assets:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Municipal Bonds
Education	$—	$121,314,118	$—	$121,314,118
Health Care	—	203,887,390	6,849,500	210,736,890
Housing	—	67,402,682	—	67,402,682
Industrials	—	60,722,563	—	60,722,563
Other	—	356,173,838	—	356,173,838
Other Revenue	—	29,030,952	—	29,030,952
Resource Recovery	—	5,310,919	—	5,310,919
Tax-Backed	—	808,848,123	—	808,848,123
Transportation	—	177,084,628	—	177,084,628
Utilities	—	363,152,800	—	363,152,800
Total Municipal Bonds	—	2,192,928,013	6,849,500	2,199,777,513
Total Municipal Preferred Stocks	—	8,334,750	—	8,334,750
Total Investment Companies	16,494,622	—	—	16,494,622
Total Short-Term Obligations	—	3,175,000	—	3,175,000
Total Investments	$16,494,622	$2,204,437,763	$6,849,500	$2,227,781,885

The following table reconciles asset balances for the year ended November 30, 2009, in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of November 30, 2008	Accrued Discounts/ Premiums	Realized Gain/(Loss)	Change in Unrealized Appreciation (Depreciation)	Net Purchases (Sales)	Net Transfers into (out of) Level 3	Balance as of November 30, 2009
Municipal Bonds
Health Care	$—	$—	$—	$(884,693)	$(365,000)	$8,099,193	$6,849,500
Total	$—	$—	$—	$(884,693)	$(365,000)	$8,099,193	$6,849,500

The information in the above reconciliation represents fiscal year to date activity for any securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period.

The change in unrealized depreciation attributed to securities owned at November 30, 2009, which were valued using significant unobservable inputs (Level 3) amounted to $884,693. This amount is included in net change in unrealized appreciation (depreciation) on the Statement of Changes in Net Assets.

For more information on valuation inputs, and their aggregation into the levels used in the tables above, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

See Accompanying Notes to Financial Statements.

Columbia Tax-Exempt Fund

November 30, 2009

At November 30, 2009, the composition of the Fund by revenue source is as follows:

Holdings by Revenue Source (Unaudited)	% of Net Assets
Tax-Backed	36.1
Utilities	16.2
Refunded/Escrowed	13.5
Health Care	9.4
Transportation	7.9
Education	5.4
Housing	3.4
Industrials	2.7
Other	2.4
Other Revenue	1.3
Resource Recovery	0.2
98.5
Investment Companies	0.7
Short-Term Obligations	0.1
Other Assets & Liabilities, Net	0.7
100.0

At November 30, 2009, the Fund held investments in the following states/territories:

State/Territory	% of Total Investments
New York	12.5
California	11.6
Illinois	8.5
Texas	8.1
Massachusetts	7.7
New Jersey	6.1
Other*	45.5
100.0

*  Includes all states/territories that are individually less than 5.0% of total investments.

Acronym	Name
AGMC	Assured Guaranty Municipal Corp.

AGO	Assured Guaranty Ltd.

AMBAC	Ambac Assurance Corp.

AMT	Alternative Minimum Tax

CAP	Capital Markets Assurance Corp.

CGIC	Capital Guaranty Insurance Corp.

FGIC	Financial Guaranty Insurance Co.

FHA	Federal Housing Administration

FNMA	Federal National Mortgage Association

GNMA	Government National Mortgage Association

LOC	Letter of Credit

NPFGC	National Public Finance Guarantee Corp.

PSFG	Permanent School Fund Guarantee

RAD	Radian Asset Assurance, Inc.

SPA	Stand-by Purchase Agreement

See Accompanying Notes to Financial Statements.

Statement of Assets and Liabilities – Columbia Tax-Exempt Fund
November 30, 2009

		($)
Assets	Unaffiliated investments, at cost	2,157,670,989
	Affiliated investments, at cost	8,400,884
	Total investments, at cost	2,166,071,873
	Unaffiliated investments, at value	2,219,381,001
	Affiliated investments, at value	8,400,884
	Total investments, at value	2,227,781,885
	Cash	122,809
	Receivable for:
	Fund shares sold	660,801
	Interest	33,607,315
	Trustees' deferred compensation plan	200,692
	Prepaid expenses	2,143
	Total Assets	2,262,375,645
Liabilities	Payable for:
	Investments purchased on a delayed delivery basis	11,102,895
	Fund shares repurchased	2,227,400
	Distributions	4,051,538
	Investment advisory fee	891,564
	Pricing and bookkeeping fees	22,107
	Transfer agent fee	214,452
	Trustees' fees	28,700
	Custody fee	9,858
	Distribution and service fees	255,558
	Chief compliance officer expenses	261
	Trustees' deferred compensation plan	200,692
	Other liabilities	124,373
	Total Liabilities	19,129,398
	Net Assets	2,243,246,247
Net Assets Consist of	Paid-in capital	2,202,281,527
	Undistributed net investment income	8,200,811
	Accumulated net realized loss	(28,946,103)
	Net unrealized appreciation (depreciation) on investments	61,710,012
	Net Assets	2,243,246,247

See Accompanying Notes to Financial Statements.

Statement of Assets and Liabilities (continued) – Columbia Tax-Exempt Fund
November 30, 2009

Class A	Net assets	$1,362,545,149
	Shares outstanding	104,429,678
	Net asset value per share	$13.05	(a)
	Maximum sales charge	4.75%
	Maximum offering price per share ($13.05/0.9525)	$13.70	(b)
Class B	Net assets	$12,774,759
	Shares outstanding	979,097
	Net asset value and offering price per share	$13.05	(a)
Class C	Net assets	$34,079,245
	Shares outstanding	2,611,938
	Net asset value and offering price per share	$13.05	(a)
Class Z	Net assets	$833,847,094
	Shares outstanding	63,908,677
	Net asset value, offering and redemption price per share	$13.05

(a)  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)  On sales of $50,000 or more the offering price is reduced.

See Accompanying Notes to Financial Statements.

Statement of Operations – Columbia Tax-Exempt Fund
For the Year Ended November 30, 2009

		($)
Investment Income	Interest	121,715,371
	Dividends	129,314
	Dividends from affiliates	84,806
	Total Investment Income	121,929,491
Expenses	Investment advisory fee	10,701,653
	Distribution fee:
	Class B	117,698
	Class C	225,769
	Service fee:
	Class A	2,669,502
	Class B	31,386
	Class C	60,202
	Transfer agent fee	1,548,759
	Pricing and bookkeeping fees	202,126
	Trustees' fees	109,000
	Custody fee	47,096
	Chief compliance officer expenses	1,385
	Other expenses	589,827
	Expenses before interest expense and fees	16,304,403
	Interest expense and fees	38,350
	Total Expenses	16,342,753
	Fees waived by distributor—Class C	(45,281)
	Expense reductions	(404)
	Net Expenses	16,297,068
	Net Investment Income	105,632,423
Net Realized and Unrealized Gain (Loss) on Investments	Net realized loss on investments	(6,883,770)
	Net change in unrealized appreciation (depreciation) on investments	197,868,412
	Net Gain	190,984,642
	Net Increase Resulting from Operations	296,617,065

See Accompanying Notes to Financial Statements.

Statement of Changes in Net Assets – Columbia Tax-Exempt Fund

		Year Ended November 30,
Increase (Decrease) in Net Assets		2009 ($)	2008 ($)
Operations	Net investment income	105,632,423	110,750,892
	Net realized gain (loss) on investments and futures contracts	(6,883,770)	1,672,095
	Net change in unrealized appreciation (depreciation) on investments	197,868,412	(289,452,381)
	Net increase (decrease) resulting from operations	296,617,065	(177,029,394)
Distributions to Shareholders	From net investment income:
	Class A	(62,571,869)	(65,688,600)
	Class B	(620,807)	(866,588)
	Class C	(1,223,251)	(972,980)
	Class Z	(40,295,250)	(42,343,805)
	Total distributions to shareholders	(104,711,177)	(109,871,973)
	Net Capital Stock Transactions	(102,215,429)	(27,595,098)
	Total increase (decrease) in net assets	89,690,459	(314,496,465)
Net Assets	Beginning of period	2,153,555,788	2,468,052,253
	End of period	2,243,246,247	2,153,555,788
	Undistributed net investment income at end of period	8,200,811	7,014,071

See Accompanying Notes to Financial Statements.

Statement of Changes in Net Assets (continued) – Columbia Tax-Exempt Fund

	Capital Stock Activity
	Year Ended November 30,
	2009		2008
	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	3,984,731	50,149,108	5,101,505	66,511,285
Distributions reinvested	3,542,315	44,739,739	3,467,837	44,615,404
Redemptions	(11,594,982)	(145,408,139)	(13,521,150)	(174,629,485)
Net decrease	(4,067,936)	(50,519,292)	(4,951,808)	(63,502,796)
Class B
Subscriptions	111,746	1,389,261	138,740	1,822,252
Distributions reinvested	28,610	360,464	38,967	502,981
Redemptions	(651,960)	(8,243,436)	(687,704)	(8,934,608)
Net decrease	(511,604)	(6,493,711)	(509,997)	(6,609,375)
Class C
Subscriptions	948,430	11,941,752	826,050	10,827,124
Distributions reinvested	44,909	568,462	34,049	437,118
Redemptions	(475,178)	(5,991,496)	(442,068)	(5,732,056)
Net increase	518,161	6,518,718	418,031	5,532,186
Class Z
Subscriptions	9,841,312	122,702,549	12,079,285	157,244,051
Proceeds received in connection with merger	—	—	4,344,461	56,934,014
Distributions reinvested	729,539	9,211,438	749,261	9,648,613
Redemptions	(14,772,539)	(183,635,131)	(14,511,504)	(186,841,791)
Net increase (decrease)	(4,201,688)	(51,721,144)	2,661,503	36,984,887

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Tax-Exempt Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended November 30,
Class A Shares	2009		2008	2007	2006	2005
Net Asset Value, Beginning of Period	$11.95		$13.52	$13.88	$13.49	$13.51
Income from Investment Operations:
Net investment income (a)	0.60		0.59	0.60	0.61	0.62
Net realized and unrealized gain (loss) on investments and futures contracts	1.09		(1.57)	(0.37)	0.38	(0.03)
Total from investment operations	1.69		(0.98)	0.23	0.99	0.59
Less Distributions to Shareholders:
From net investment income	(0.59)		(0.59)	(0.59)	(0.60)	(0.61)
Net Asset Value, End of Period	$13.05		$11.95	$13.52	$13.88	$13.49
Total return (b)	14.42%		(7.48)%	1.74%	7.53%	4.41	%(c)
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense and fees (d)	0.80%		0.78%	0.78%	0.80%	0.82%
Interest expense and fees (e)	—	%(f)	0.02%	0.04%	0.05%	0.04%
Net expenses (d)	0.80%		0.80%	0.82%	0.85%	0.86%
Waiver/Reimbursement	—		—	—	—	—	%(f)
Net investment income (d)	4.73%		4.56%	4.40%	4.46%	4.50%
Portfolio turnover rate	12%		14%	13%	5%	4%
Net assets, end of period (000s)	$1,362,545		$1,296,698	$1,533,614	$1,646,201	$1,577,102

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(c)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

(e)  Interest expense and fees relate to the Fund's liability with respect to floating-rate notes held in conjunction with investments in inverse floating rate obligations.

(f)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Tax-Exempt Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended November 30,
Class B Shares	2009		2008	2007	2006	2005
Net Asset Value, Beginning of Period	$11.95		$13.52	$13.88	$13.49	$13.51
Income from Investment Operations:
Net investment income (a)	0.50		0.50	0.50	0.50	0.51
Net realized and unrealized gain (loss) on investments and futures contracts	1.10		(1.58)	(0.37)	0.39	(0.02)
Total from investment operations	1.60		(1.08)	0.13	0.89	0.49
Less Distributions to Shareholders:
From net investment income	(0.50)		(0.49)	(0.49)	(0.50)	(0.51)
Net Asset Value, End of Period	$13.05		$11.95	$13.52	$13.88	$13.49
Total return (b)	13.57%		(8.17)%	0.98%	6.73%	3.63	%(c)
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense and fees (d)	1.55%		1.53%	1.53%	1.55%	1.57%
Interest expense and fees (e)	—	%(f)	0.02%	0.04%	0.05%	0.04%
Net expenses (d)	1.55%		1.55%	1.57%	1.60%	1.61%
Waiver/Reimbursement	—		—	—	—	—	%(f)
Net investment income (d)	4.00%		3.81%	3.65%	3.71%	3.75%
Portfolio turnover rate	12%		14%	13%	5%	4%
Net assets, end of period (000s)	$12,775		$17,816	$27,047	$43,771	$38,193

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(c)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

(e)  Interest expense and fees relate to the Fund's liability with respect to floating-rate notes held in conjunction with investments in inverse floating rate obligations.

(f)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Tax-Exempt Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended November 30,
Class C Shares	2009		2008	2007	2006	2005
Net Asset Value, Beginning of Period	$11.95		$13.52	$13.88	$13.49	$13.51
Income from Investment Operations:
Net investment income (a)	0.52		0.51	0.51	0.52	0.53
Net realized and unrealized gain (loss) on investments and futures contracts	1.09		(1.57)	(0.36)	0.39	(0.02)
Total from investment operations	1.61		(1.06)	0.15	0.91	0.51
Less Distributions to Shareholders:
From net investment income	(0.51)		(0.51)	(0.51)	(0.52)	(0.53)
Net Asset Value, End of Period	$13.05		$11.95	$13.52	$13.88	$13.49
Total return (b)(c)	13.74%		(8.05)%	1.13%	6.89%	3.78%
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense and fees (d)	1.40%		1.38%	1.38%	1.40%	1.42%
Interest expense and fees (e)	—	%(f)	0.02%	0.04%	0.05%	0.04%
Net expenses (d)	1.40%		1.40%	1.42%	1.45%	1.46%
Waiver/Reimbursement	0.15%		0.15%	0.15%	0.15%	0.15%
Net investment income (d)	4.11%		3.95%	3.78%	3.83%	3.90%
Portfolio turnover rate	12%		14%	13%	5%	4%
Net assets, end of period (000s)	$34,079		$25,023	$22,650	$20,789	$10,396

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(c)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(d)  The benefits derived from expense reductions had an impact of less than 0.01%.

(e)  Interest expense and fees relate to the Fund's liability with respect to floating-rate notes held in conjunction with investments in inverse floating rate obligations.

(f)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Tax-Exempt Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended November 30,					Period Ended November 30,
Class Z Shares	2009		2008	2007	2006	2005(a)
Net Asset Value, Beginning of Period	$11.95		$13.52	$13.88	$13.49	$13.71
Income from Investment Operations:
Net investment income (b)	0.62		0.62	0.62	0.62	0.13
Net realized and unrealized gain (loss) on investments and futures contracts	1.10		(1.58)	(0.36)	0.40	(0.22)
Total from investment operations	1.72		(0.96)	0.26	1.02	(0.09)
Less Distributions to Shareholders:
From net investment income	(0.62)		(0.61)	(0.62)	(0.63)	(0.13)
Net Asset Value, End of Period	$13.05		$11.95	$13.52	$13.88	$13.49
Total return (c)	14.64%		(7.30)%	1.94%	7.75%	(0.63	)%(d)(e)
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense and fees (f)	0.60%		0.58%	0.58%	0.60%	0.57	%(g)
Interest expense and fees (h)	—	%(i)	0.02%	0.04%	0.05%	0.04	%(g)
Net expenses (f)	0.60%		0.60%	0.62%	0.65%	0.61	%(g)
Waiver/Reimbursement	—		—	—	—	—	%(g)(i)
Net investment income (f)	4.93%		4.76%	4.59%	4.62%	4.91	%(g)
Portfolio turnover rate	12%		14%	13%	5%	4	%(d)
Net assets, end of period (000s)	$833,847		$814,018	$884,741	$889,644	$329,637

(a)  On September 16, 2005, Columbia Tax-Exempt Fund Class Z shares commenced operations.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested.

(d)  Not annualized.

(e)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

(g)  Annualized.

(h)  Interest expense and fees relate to the Fund's liability with respect to floating-rate notes held in conjunction with investments in inverse floating rate obligations.

(i)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Notes to Financial Statements – Columbia Tax-Exempt Fund
November 30, 2009

Note 1. Organization

Columbia Tax-Exempt Fund (the "Fund"), a series of Columbia Funds Series Trust I (the "Trust"), is a diversified portfolio. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

Investment Objective

The Fund seeks total return, consisting of current income exempt from federal income tax and of capital appreciation, consistent with moderate fluctuation of principal.

Fund Shares

The Trust may issue an unlimited number of shares, and the Fund offers four classes of shares: Class A, Class B, Class C and Class Z. Each share class has its own expense structure and sales charges, as applicable. Effective June 22, 2009, the Fund no longer accepts investments from new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of the other Columbia Funds.

Class A shares are subject to a maximum front-end sales charge of 4.75% based on the amount of initial investment. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a 1.00% contingent deferred sales charge ("CDSC") if the shares are sold within one year after purchase. Class B shares are subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will convert to Class A shares eight years after purchase. Class C shares are subject to a 1.00% CDSC on shares sold within one year after purchase. Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class Z shares, as described in the Fund's prospectus.

Note 2. Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Management has evaluated the events and transactions that have occurred through January 21, 2010, the date the financial statements were issued, and noted no items requiring adjustment of the financial statements or additional disclosures.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Trust's Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available are valued at an over-the-counter or exchange bid quotation.

Certain debt securities, which tend to be more thinly traded and of lesser quality, are priced based on fundamental analysis of the financial condition of the issuer and the estimated value of any collateral. Valuations developed through pricing techniques may vary from the actual amounts realized upon sale of the securities, and the potential variation may be greater for those securities valued using fundamental analysis.

Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value.

Investments in other open-end investment companies are valued at net asset value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security.

Columbia Tax-Exempt Fund, November 30, 2009

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

Management establishes a hierarchy that prioritizes the inputs to valuation techniques used to measure fair value giving the highest priority to unadjusted quoted prices in active markets for identical securities (level 1 measurements) and the lowest priority to unobservable inputs (level 3 measurements) when market prices are not readily available or reliable. The three levels of the fair value hierarchy are described below:

•  Level 1 – quoted prices in active markets for identical securities

•  Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

•  Level 3 – prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or less reliable, unobservable inputs may be used. Unobservable inputs may include management's own assumptions about the factors market participants would use in pricing an investment.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Floating-Rate Notes Issued in Conjunction with Securities Held

The Fund may sell a fixed-rate bond ("Fixed-Rate Bond") to a broker who deposits the Fixed-Rate Bond into a special-purpose entity from which are issued floating-rate notes ("Floating-Rate Notes") that are sold to third parties. The Floating-Rate Notes have interest rates that reset weekly and the holders of the Floating-Rate Notes have the option to tender their notes to the broker at par at each reset date. A residual certificate (an "Inverse Floater"), which pays interest equal to the difference between the Fixed-Rate Bond and the Floating-Rate Notes, is also issued by the special-purpose entity. The Inverse Floater also gives the holder the right to cause the Floating-Rate Note to be called at par and to require transfer of the Fixed-Rate Bond to the holder of the Inverse Floater, thereby liquidating the special-purpose entity. In certain transactions, the Fund ultimately receives the Inverse Floater plus the cash equivalent of the proceeds raised from the issuance of the Floating-Rate Notes in exchange for the Fixed-Rate Bonds.

Although the Fund physically holds the Inverse Floater, the transaction is accounted for as a secured borrowing because of its unilateral right to cause the liquidation of the special-purpose entity and recover the Fixed-Rate Bond it originally sold to the broker. Accordingly, the Fund includes the Fixed-Rate Bond on the Portfolio of Investments and recognizes the Floating-Rate Notes as a liability on the Statement of Assets and Liabilities.

Income Recognition

Interest income is recorded on the accrual basis. Premium and discount are amortized and accreted, respectively, on all debt securities, unless otherwise noted. Original issue discount is accreted to interest income over the life of the security with a corresponding increase in the cost basis. Dividend income is recorded on the ex-date.

Expenses

General expenses of the Trust are allocated to the Fund and other series of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis for purposes of determining the net asset value of each class. Income and expenses are allocated to each class based on the settled shares method, while realized and unrealized gains (losses) are allocated based on the relative net assets of each class.

Columbia Tax-Exempt Fund, November 30, 2009

Federal Income Tax Status

The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax exempt or taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Indemnification

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund's maximum exposure under these arrangements is unknown because this would involve future claims against the Fund. Also, under the Trust's organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended November 30, 2009, permanent book and tax basis differences resulting primarily from differing treatments of discount accretion/premium amortization on debt securities, paydown reclassifications, expired capital loss carryforwards and market discount reclassifications were identified and reclassified among the components of the Fund's net assets as follows:

Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-In Capital
$265,494	$(107,969)	$(157,525)

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended November 30, 2009 and November 30, 2008 was as follows:

	November 30,
	2009	2008
Tax-Exempt Income	$104,333,465	$108,769,558
Ordinary Income*	377,712	1,102,415

*  For tax purposes short-term capital gain distributions, if any, are considered ordinary income distributions.

As of November 30, 2009, the components of distributable earnings on a tax basis were as follows:

Undistributed Tax-Exempt Income	Undistributed Long-Term Capital Gains	Net Unrealized Appreciation*
$7,254,607	$—	$67,309,934

*  The differences between book-basis and tax-basis net unrealized appreciation are primarily due to capital loss carryforwards, discount accretion/premium amortization on debt securities and market discount reclassifications.

Unrealized appreciation and depreciation at November 30, 2009, based on cost of investments for federal income tax purposes were:

Unrealized appreciation	$148,737,750
Unrealized depreciation	(81,427,816)
Net unrealized appreciation	$67,309,934

The following capital loss carryforwards may be available to reduce taxable income arising from future net realized gains

Columbia Tax-Exempt Fund, November 30, 2009

on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Capital Loss Carryforwards
2010	$10,177,991
2016	4,819,912
2017	8,839,149
Total	$23,837,052

Capital loss carryforwards of $179,607 expired during the year ended November 30, 2009. Any capital loss carryforwards acquired as part of a merger that are permanently lost due to provisions under the Internal Revenue Code are included as being expired. Expired capital loss carryforwards are recorded as a reduction of paid-in capital.

Of the capital loss carryforwards attributable to the Fund, $1,320,005 expiring on November 30, 2010, remain from the merger with Columbia Municipal Income Fund, none of which were utilized to offset gains during the year ended November 30, 2009. The availability of a portion of the remaining capital loss carryforwards from the Fund may be limited in a given year.

Management is required to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized by the Fund is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management's conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee

Columbia Management Advisors, LLC ("Columbia"), an indirect, wholly owned subsidiary of Bank of America Corporation ("BOA"), provides investment advisory services to the Fund. In rendering investment advisory services to the Fund, Columbia may use the portfolio management and research resources of Columbia Management Pte. Ltd., an affiliate of Columbia. Columbia receives a monthly investment advisory fee based on the Fund's average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $500 million	0.55%
$500 million to $1 billion	0.50%
$1 billion to $1.5 billion	0.47%
$1.5 billion to $3 billion	0.44%
$3 billion to $6 billion	0.43%
Over $6 billion	0.42%

For the year ended November 30, 2009, the Fund's annualized effective investment advisory fee rate was 0.49% of the Fund's average daily net assets.

Bank of America, N.A. entered into an agreement dated September 29, 2009 to sell a portion of the asset management business of Columbia Management Group, LLC to Ameriprise Financial, Inc. The transaction ("Transaction") includes the sale of the part of the asset management business that advises long-term mutual funds, including the Fund. The Transaction is subject to certain approvals and other conditions to closing, and is currently expected to close in the spring of 2010.

Pricing and Bookkeeping Fees

The Fund has entered into a Financial Reporting Services Agreement (the "Financial Reporting Services Agreement") with State Street Bank and Trust Company ("State Street") and Columbia pursuant to which State Street provides financial reporting services to the Fund. The Fund has also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the "State

Columbia Tax-Exempt Fund, November 30, 2009

Street Agreements") with State Street and Columbia pursuant to which State Street provides accounting services to the Fund. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimburses State Street for certain out-of-pocket expenses and charges.

The Fund has entered into a Pricing and Bookkeeping Oversight and Services Agreement (the "Services Agreement") with Columbia. Under the Services Agreement, Columbia provides services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provides oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Fund reimburses Columbia for out-of-pocket expenses.

Transfer Agent Fee

Columbia Management Services, Inc. (the "Transfer Agent"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provides shareholder services to the Fund and has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. Effective November 1, 2009, the Transfer Agent is entitled to receive a fee for its services, paid monthly, at the annual rate of $22.36 per account plus reimbursement of certain sub-transfer agent fees paid by the Transfer Agent (exclusive of BFDS fees), calculated based on assets held in omnibus accounts and intended to recover the cost of payments to other parties (including affiliates of BOA) for services to those accounts. Prior to November 1, 2009, the annual rate was $17.34 per account. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund.

The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, Individual Retirement Account ("IRA") trustee agent fees and account transcript fees due to the Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions on the Statement of Operations. For the year ended November 30, 2009, no minimum account balance fees were charged by the Fund.

Underwriting Discounts, Service and Distribution Fees

Columbia Management Distributors, Inc. (the "Distributor"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, is the principal underwriter of the Fund's shares. For the year ended November 30, 2009, the Distributor retained net underwriting discounts of $75,446 on sales of the Fund's Class A shares and net CDSC fees of $354, $12,162 and $6,371 on Class A, Class B and Class C share redemptions, respectively.

The Fund has adopted distribution and shareholder servicing plans (the "Plans") pursuant to Rule 12b-1 under the 1940 Act for Class A, Class B and Class C shares, which require the payment of distribution and service fees. The fees are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

Payments under the Plans, which are calculated daily and paid monthly, are based on the average daily net assets of the applicable class of the Fund at the following annual rates:

Distribution Fee		Service Fee
Class B	Class C	Class A	Class B	Class C
0.75%	0.75%	0.20%	0.20%	0.20%

The Distributor has voluntarily agreed to waive a portion of the distribution fee for Class C shares so that the combined distribution and service fees do not exceed 0.80% annually of Class C shares average daily net assets. This arrangement may be modified or terminated by the Distributor at any time.

Fee Waivers and Expense Reimbursements

Effective January 1, 2009, Columbia has voluntarily agreed to reimburse a portion of the Fund's expenses so that the Fund's ordinary operating expenses (excluding any distribution and

Columbia Tax-Exempt Fund, November 30, 2009

service fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, do not exceed 0.60% of the Fund's average daily net assets on an annualized basis. Columbia, in its discretion, may revise or discontinue this arrangement any time.

Fees Paid to Officers and Trustees

All officers of the Fund are employees of Columbia or its affiliates and, with the exception of the Fund's Chief Compliance Officer, receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

The Trust's eligible Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

As a result of a fund merger, the Fund assumed the liabilities of the deferred compensation plan of the acquired fund, which are included in "Trustees' fees" on the Statement of Assets and Liabilities. The deferred compensation plan may be terminated at any time. Any payments to plan participants are paid solely out of the Fund's assets.

Other

The Fund may make daily investments of cash balances in Columbia Tax-Exempt Reserves, an affiliated open-ended investment company, pursuant to an exemptive order received from the Securities and Exchange Commission. As an investing Fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Tax-Exempt Reserves.

Note 5. Custody Credits

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as part of expense reductions on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

For the year ended November 30, 2009, these custody credits reduced total expenses by $404 for the Fund.

Note 6. Portfolio Information

For the year ended November 30, 2009, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $266,610,882 and $365,129,134, respectively.

During the year ended November 30, 2009, the Fund held Inverse Floaters related to the portfolio securities against which Floating-Rate Notes were issued (see Note 2). Interest paid by the Fund on the Floating-Rate Notes during the year was at a weighted average rate of 1.542%, with a weighted average outstanding Floating-Rate Notes par value of $5,000,000. During the year, the Fund disposed of the Inverse Floaters and their related Floating-Rate Notes liabilities. At November 30, 2009, the Fund held no Inverse Floaters.

Note 7. Line of Credit

The Fund and other affiliated funds participate in a $280,000,000 committed, unsecured revolving line of credit provided by State Street. The maximum amount that may be borrowed by any fund is limited to the lesser of $200,000,000 and the Fund's borrowing limit set forth in the Fund's registration statement. Borrowings are available for short-term liquidity or temporary or emergency purposes.

Effective October 15, 2009, interest is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 1.25% or the overnight LIBOR Rate plus 1.25%. In addition, a commitment fee of 0.15% per annum is accrued and apportioned among the participating funds pro rata based on their relative net assets.

Prior to October 15, 2009, interest was charged to each participating fund based on the fund's borrowings at a rate per annum equal to the greater of the Federal Funds Rate plus 0.50% or the overnight LIBOR Rate plus 0.50%. In addition, an annual operations agency fee of $20,000, an amendment fee of 0.02% and a commitment fee of 0.12% per annum were accrued and apportioned among the participating funds pro rata based on their relative net assets.

For the year ended November 30, 2009, the Fund did not borrow under these arrangements.

Columbia Tax-Exempt Fund, November 30, 2009

Note 8. Shares of Beneficial Interest

As of November 30, 2009, 24.3% of the Fund's shares outstanding were beneficially owned by two participant accounts over which BOA and/or any of its affiliates had either sole or joint investment discretion.

As of November 30, 2009, the Fund had one shareholder that held 13.0% of the shares outstanding, over which BOA and/or any of its affiliates did not have investment discretion. On that date, no other shareholders owned more than 5% of the outstanding shares of the Fund.

Subscription and redemption activity of these accounts may have a significant effect on the operations of the Fund.

Note 9. Significant Risks and Contingencies

Sector Focus Risk

The Fund may focus its investments in certain sectors, subjecting it to greater risk than a fund that is less focused.

High-Yield Securities Risk

Investing in high-yield securities may involve greater credit risk and considerations not typically associated with investing in U.S. Government bonds and other higher quality fixed income securities. These securities are non-investment grade securities, often referred to as "junk" bonds. Economic downturns may disrupt the high yield market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. Moreover, high-yield securities may be less liquid to the extent that there is no established secondary market.

Geographic Concentration Risk

The Fund had greater than 5% of its total net assets at November 30, 2009, invested in debt obligations issued by each of New York, California, Illinois, Texas, Massachusetts and New Jersey and their political subdivisions, agencies and public authorities. The Fund is more susceptible to economic and political factors adversely affecting issuers of these states' or territories' municipal securities than are municipal bond funds that are not concentrated to the same extent in these issuers.

Concentration of Credit Risk

The Fund holds investments that are insured by private insurers who guarantee the payment of principal and interest in the event of default or that are supported by a letter of credit. At November 30, 2009, private insurers who insured greater than 5% of the total net assets of the Fund were as follows:

Insurer	% of Total Net Assets
National Public Finance Guarantee Corp.	15.6
Ambac Assurance Corp.	10.7
Financial Guaranty Insurance Corp.	10.6
Assured Guaranty Municipal Corp.	10.3

At November 30, 2009 National Public Finance Guarantee Corp., Ambac Assurance Corp., Financial Guaranty Insurance Corp. and Assured Guaranty Municipal Corp. were rated by Standard & Poor's A, CC, Non Rated and AAA, respectively.

Tax Development Risk

The Fund purchases municipal securities whose interest, in the opinion of bond counsel, is free from federal income tax. There is no assurance that the Internal Revenue Service (IRS) will agree with this opinion. In the event the IRS determines that an issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued. As a shareholder of the Fund, you may be required to file an amended tax return as a result.

Legal Proceedings

Columbia Management Advisors, LLC and Columbia Management Distributors, Inc. (collectively, the "Columbia Group") are subject to a settlement agreement with the New York Attorney General ("NYAG") (the "NYAG Settlement") and a settlement order with the SEC (the "SEC Order") on matters relating to mutual fund trading, each dated February 9, 2005. Under the terms of the SEC Order, the Columbia Group (or predecessor entities) agreed, among other things, to: pay disgorgement and civil money penalties collectively totaling $140 million; cease and desist from

Columbia Tax-Exempt Fund, November 30, 2009

violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; and retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures. The NYAG Settlement, among other things, requires Columbia Management Advisors, LLC and its affiliates to reduce management fees for certain funds in the Columbia family of mutual funds in a projected total of $160 million over five years through November 30, 2009 and to make certain disclosures to investors relating to expenses. In connection with the Columbia Group providing services to the Columbia Funds, the Columbia Funds have voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees and certain special consulting and compliance measures.

Pursuant to the SEC Order and related procedures, the $140 million in settlement amounts described above has been substantially distributed in accordance with a distribution plan that was developed by an independent distribution consultant and approved by the SEC on April 6, 2007.

In connection with the events described above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.

On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) ("Columbia"), Columbia Funds Distributor, Inc. (now named Columbia Management Distributors, Inc.) (the "Distributor"), the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.

On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On March 1, 2006, for reasons stated in the court's memoranda dated November 3, 2005, the United States District Court for the District of Maryland granted in part and denied in part the defendants' motions to dismiss. The court dismissed all of the class action claims pending against the Columbia Funds Trusts. As to Columbia and the Distributor, the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940 ("ICA") and the state law claims were dismissed. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and claims under Section 36(b) of the ICA were not dismissed.

On March 21, 2005, a purported class action was filed in Massachusetts state court alleging that certain conduct, including market timing, entitled Class B shareholders in certain Columbia Funds to an exemption from contingent deferred sales charges upon early redemption (the "CDSC Lawsuit"). The CDSC Lawsuit was removed to federal court in Massachusetts and transferred to the MDL.

On September 14, 2007, the plaintiffs and the Columbia defendants named in the MDL, including the Columbia Funds, entered into a stipulation of settlement with respect to all Columbia-related claims in the MDL described above, including the CDSC Lawsuit. The settlement is subject to court approval.

Columbia Tax-Exempt Fund, November 30, 2009

Note 10. Business Combinations and Mergers

On March 24, 2008, Long-Term Tax-Exempt Fund, a series of Excelsior Tax-Exempt Funds, Inc., merged into Columbia Tax-Exempt Fund. Columbia Tax-Exempt Fund received a tax-free transfer of assets from Long-Term Tax-Exempt Fund as follows:

Class Z Shares Issued	Net Assets Received	Unrealized Depreciation*
4,344,461	$56,934,014	$(1,830,408)
Net Assets of Columbia Tax-Exempt Fund Immediately Prior to Combination	Net Assets of Long-Term Tax-Exempt Fund Immediately Prior to Combination	Net Assets of Columbia Tax-Exempt Fund Immediately After Combination
$2,383,981,768	$56,934,014	$2,440,915,782

*  Unrealized depreciation is included in the respective Net Assets Received amount.

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust I and the Shareholders of Columbia Tax-Exempt Fund

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Tax-Exempt Fund (the "Fund") (a series of Columbia Funds Series Trust I) at November 30, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
January 21, 2010

Federal Income Tax Information (Unaudited) – Columbia Tax-Exempt Fund

For the fiscal year ended November 30, 2009, 99.64% of the distributions from net investment income of the Fund qualifies as exempt interest dividends for federal income tax purposes. A portion of the income may be subject to federal alternative minimum tax.

The Fund will notify shareholders in January 2010 of amounts for use in preparing 2009 income tax returns.

Fund Governance

The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Funds in Columbia Funds Series Trust I, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

Independent Trustees

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in the Columbia Funds Complex Overseen by Trustee, Other Directorships Held
John D. Collins (Born 1938)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2007)	Retired. Consultant, KPMG, LLP (accounting and tax firm) from July 1999 to June 2000; Partner, KPMG, LLP from March 1962 to June 1999. Oversees 66; Mrs. Fields Famous Brands LLC (consumer products); Suburban Propane Partners, L.P.; and Montpelier Re (insurance underwriting firm)

Rodman L. Drake (Born 1943)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2007) and Chairman of the Board (since 2009)	Co-Founder of Baringo Capital LLC (private equity) since 2002; President, Continuation Investments Group, Inc. from 1997 to 2001. Oversees 66; Jackson Hewitt Tax Service Inc. (tax preparation services); Crystal Capital River Inc. (real estate investment trust); Student Loan Corporation (student loan provider); Celgene Corporation (global biotechnology company); and The Helios Funds (exchange-traded funds)

Douglas A. Hacker (Born 1955)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Independent business executive since May 2006; Executive Vice President—Strategy of United Airlines (airline) from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001. Oversees 66; Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing)

Janet Langford Kelly (Born 1957)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel—Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason&Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University, from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Oversees 66; None

Charles R. Nelson (Born 1942)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1981)	Professor of Economics, University of Washington, since January 1976; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington, since September 1993; Adjunct Professor of Statistics, University of Washington, since September 1980; Associate Editor, Journal of Money Credit and Banking, 1993-2008 Consultant on econometric and statistical matters. Oversees 66; None

Fund Governance (continued)

Independent Trustees (continued)

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in the Columbia Funds Complex Overseen by Trustee, Other Directorships Held
John J. Neuhauser (Born 1943)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1985)	President, Saint Michael's College, since August 2007; University Professor, Boston College from November 2005 to August 2007; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005. Oversees 66; Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. (closed-end funds)

Jonathan Piel (Born 1938)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2007)	Cable television producer and website designer; The Editor, Scientific American from 1984 to 1994; Vice President, Scientific American, Inc., from 1984 to 1994; Member, Advisory Board, Stone Age Institute, Bloomington, Indiana (research institute that explores the effect of technology on human evolution); Member, Board of Directors of the National Institute of Social Sciences, New York City; Member, Board of Trustees of the William Alanson White Institute, New York City (institution for training psychoanalysts); and Member, Advisory Board, Mount Sinai Children's Environmental Health Center, New York. Oversees 66; None

Patrick J. Simpson (Born 1944)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 66; None

Thomas C. Theobald (Born 1937)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Partner and Senior Advisor, Chicago Growth Partners (private equity investing) since September 2004; Managing Director, William Blair Capital Partners (private equity investing) from September 1994 to September 2004. Oversees 66; Anixter International (network support equipment distributor); Ventas, Inc. (real estate investment trust); Jones Lang LaSalle (real estate management services); Ambac Financial Group (financial guaranty insurance)

Anne-Lee Verville (Born 1945)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1998)	Retired since 1997 (formerly General Manager—Global Education Industry (from 1994 to 1997), President-Application Systems Division (from 1991 to 1994), Chief Financial Officer—US Marketing&Services (from 1988 to 1991), and Chief Information Officer (from 1987 to 1988), IBM Corporation (computer and technology)). Oversees 66; None

Fund Governance (continued)

Interested Trustee

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in the Columbia Funds Complex Overseen by Trustee, Other Directorships Held
William E. Mayer[1] (Born 1940)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1994)	Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business, University of Maryland from 1992 to 1997. Oversees 66; Lee Enterprises (print media),WRHambrecht + Co. (financial service provider); BlackRock Kelso Capital Corporation (investment company)

1  The Funds currently treat Mr. Mayer as an "interested person" (as defined in the Investment Company Act of 1940) by reason of his affiliation with WR Hambrecht + Co., a registered broker/dealer that may execute portfolio transactions for or engage in principal transactions with the Funds or other funds or accounts advised/managed by the Advisor or other Bank of America affiliates.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 1-800-345-6611.

Officers

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years
J. Kevin Connaughton (Born 1964)

One Financial Center Boston, MA 02111 President (since 2009)	Managing Director of Columbia Management Advisors, LLC since December 2004; Senior Vice President and Chief Financial Officer—Columbia Funds, from June 2008 to January 2009; Treasurer—Columbia Funds, from October 2003 to May 2008; Treasurer—the Liberty Funds, Stein Roe Funds and Liberty All-Star Funds, December 2000-December 2006; Senior Vice President—Columbia Management Advisors, LLC, from April 2003 to December 2004; President—Columbia Funds, Liberty Funds and Stein Roe Funds, February 2004 to October 2004; Treasurer—Galaxy Funds, September 2002 to December 2005; Treasurer, December 2002 to December 2004, and President, February 2004 to December 2004—Columbia Management Multi-Strategy Hedge Fund, LLC; and a senior officer of various other Bank of America-affiliated entities, including other registered and unregistered funds.

James R. Bordewick, Jr. (Born 1959)

One Financial Center Boston, MA 02111 Senior Vice President, Secretary and Chief Legal Officer (since 2006)	Associate General Counsel, Bank of America since April 2005; Senior Vice President and Associate General Counsel, MFS Investment Management (investment management) prior to April 2005.

Linda J. Wondrack (Born 1964)

One Financial Center Boston, MA 02111 Senior Vice President and Chief Compliance Officer (since 2007)	Director (Columbia Management Group LLC and Investment Product Group Compliance), Bank of America since June 2005; Director of Corporate Compliance and Conflicts Officer, MFS Investment Management (investment management), August 2004 to May 2005; Managing Director, Deutsche Asset Management (investment management) prior to August 2004.

Fund Governance (continued)

Officers (continued)

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years
Michael G. Clarke (Born 1969)

One Financial Center Boston, MA 02111 Senior Vice President and Chief Financial Officer (since 2009)	Director of Fund Administration of the Advisor since January 2006; Managing Director of the Advisor September 2004 to December 2005; Vice President Fund Administration June 2002 to September 2004.

Jeffrey R. Coleman (Born 1969)

One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration of the Advisor since January 2006; Fund Controller of the Advisor from October 2004 to January 2006; Vice President of CDC IXIS Asset Management Services, Inc. (investment management) from August 2000 to September 2004.

Joseph F. DiMaria (Born 1968)

One Financial Center Boston, MA 02111 Chief Accounting Officer and Treasurer (since 2009)	Director of Fund Administration of the Advisor since January 2006; Head of Tax/Compliance and Assistant Treasurer of the Advisor from November 2004 to December 2005; Director of Trustee Administration (Sarbanes-Oxley) of the Advisor from May 2003 to October 2004.

Julian Quero (Born 1967)

One Financial Center Boston, MA 02111 Deputy Treasurer (since 2008)	Senior Tax Manager of the Advisor since August 2006; Senior Compliance Manager of the Advisor from April 2002 to August 2006.

Barry S. Vallan (Born 1969)

One Financial Center Boston, MA 02111 Controller (since 2006)	Vice President—Fund Treasury of the Advisor since October 2004; Vice President—Trustee Reporting of the Advisor from April 2002 to October 2004.

Stephen T. Welsh (Born 1957)

One Financial Center Boston, MA 02111 Vice President (since 1996)	President, Columbia Management Services, Inc. since July 2004; Senior Vice President and Controller, Columbia Management Services, Inc. prior to July 2004.

Board Consideration and Approval of Advisory Agreements

The Advisory Fees and Expenses Committee of the Board of Trustees meets several times annually to review the advisory agreements (collectively, the "Agreements") of the funds for which the Trustees serve as trustees (each a "fund") and to determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. After the Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreements. In addition, the full Board, including the Independent Trustees, considers matters bearing on the Agreements at most of its other meetings throughout the year and meets regularly with senior management of the funds and Columbia, the funds' investment adviser, including the senior manager of each investment area within Columbia. Through the Board's Investment Oversight Committees, Trustees also meet with selected fund portfolio managers, research analysts and traders at various times throughout the year.

The Trustees receive and review all materials that they, their legal counsel or Columbia believe to be reasonably necessary for the Trustees to evaluate the Agreements and to determine whether to approve the continuation of the Agreements. Those materials generally include, among other items, (i) information on the investment performance of each fund relative to the performance of peer groups of mutual funds and the fund's performance benchmarks, and additional information assessing performance on a risk-adjusted basis, (ii) information on each fund's advisory fees and other expenses, including information comparing the fund's expenses to those of peer groups of mutual funds and information about any applicable expense caps and fee "breakpoints," (iii) information about the profitability of the Agreements to Columbia, including potential "fall-out" or ancillary benefits that Columbia and its affiliates may receive as a result of their relationships with the funds and (iv) information obtained through Columbia's response to a questionnaire prepared at the request of the Trustees by counsel to the funds and independent legal counsel to the Independent Trustees. The Trustees also consider other information such as (v) Columbia's financial results and financial condition, (vi) each fund's investment objective and strategies and the size, education and experience of Columbia's investment staffs and their use of technology, external research and trading cost measurement tools, (vii) the allocation of the funds' brokerage and the use of "soft" commission dollars to pay for research products and services, (viii) Columbia's resources devoted to, and its record of compliance with, the funds' investment policies and restrictions, policies on personal securities transactions and other compliance policies and legal and regulatory requirements, (ix) Columbia's response to various legal and regulatory proceedings since 2003 and to the recent period of volatility in the securities markets and (x) the economic outlook generally and for the mutual fund industry in particular. In addition, the Advisory Fees and Expenses Committee confers with the funds' independent fee consultant and reviews materials relating to the funds' relationships with Columbia provided by the independent fee consultant. Throughout the process, the Trustees have the opportunity to ask questions of and to request additional materials from Columbia and to consult with the independent fee consultant and independent legal counsel to the Independent Trustees.

The Board of Trustees most recently approved the continuation of the Agreements at its October, 2009 meeting, following meetings of the Advisory Fees and Expenses Committee held in December, 2008 and February, May, June, August, September and October, 2009. In considering whether to approve the continuation of the Agreements, the Trustees, including the Independent Trustees, did not identify any single factor as determinative, and each weighed various factors as he or she deemed appropriate. The Trustees considered the following matters in connection with their approval of the continuation of the Agreements:

The nature, extent and quality of the services provided to the funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by Columbia and its affiliates to the funds and the resources dedicated to the funds by Columbia and its affiliates. Among other things, the Trustees considered (i) Columbia's ability (including its personnel and other resources, compensation programs for personnel involved in fund management, reputation and other attributes) to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals; (ii) the portfolio management services provided by those investment professionals; and (iii) the trade execution services provided on behalf of the funds. For each fund, the Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services. After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the nature, extent and quality of services provided supported the continuation of the Agreements.

Investment performance of the funds and Columbia. The Trustees reviewed information about the performance of each fund over various time periods, including information prepared by an independent third-party data provider that compared the performance of each fund to the performance of peer groups of mutual funds and performance benchmarks. The Trustees also reviewed a description of the third party's methodology for identifying each fund's peer group for purposes of performance and expense comparisons. The Trustees also considered additional information that the Advisory Fees and Expenses Committee requested from Columbia relating to funds that presented relatively weaker performance and/or relatively higher fees or expenses. In the case of each fund whose performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the Trustees concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant continuation of the fund's Agreements. Those factors varied from fund to fund, but included one or more of the following: (i) that the fund's performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the fund's investment strategy and policies and that the fund was performing within a reasonable range of expectations, given those investment decisions, market conditions and the fund's investment strategy; (iii) that the fund's performance was competitive when compared to other relevant performance benchmarks or peer groups; (iv) that Columbia had taken or was taking steps designed to help improve the fund's investment performance, including, but not limited to, replacing portfolio managers or modifying investment strategies; and (v) that Columbia proposed to waive advisory fees or cap the expenses of the fund.

The Trustees noted that, through April 30, 2009, Columbia Tax-Exempt Fund's performance was in the third quintile (where the best performance would be in the first quintile) for the one-year period, the second quintile for the three- and ten-year periods and the first quintile for the five-year period, of the peer group selected by an independent third-party data provider for purposes of performance comparisons.

The Trustees also considered Columbia's performance and reputation generally, the funds' performance as a fund family generally, and Columbia's historical responsiveness to Trustee concerns about performance and Columbia's willingness to take steps intended to improve performance. After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the performance of each fund and Columbia was sufficient, in light of other considerations, to warrant the continuation of the Agreement(s) pertaining to that fund.

The costs of the services provided and profits realized by Columbia and its affiliates from their relationships with the funds. The Trustees considered the fees charged to the funds for advisory services as well as the total expense levels of the funds. That information included comparisons (provided by management and by an independent third-party data provider) of each fund's advisory fees and total expense levels to those of the fund's peer groups and information about the advisory fees charged by Columbia to comparable institutional accounts. In considering the fees charged to those accounts, the Trustees took into account, among other things, management's representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for Columbia, and the additional resources required to manage mutual funds effectively. In evaluating each fund's advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of the fund. The Trustees considered existing advisory fee breakpoints, and Columbia's use of advisory fee waivers and expense caps, which benefited a number of the funds. The Trustees also noted management's stated justification for the fees charged to the funds, which included information about the investment performance of the funds and the services provided to the funds.

The Trustees considered that Columbia Tax-Exempt Fund's total expenses and actual management fees were in the fourth quintile (where the lowest fees and expenses would be in the first quintile) of the peer group selected by an independent third-party data provider for purposes of expense comparisons.

The Trustees also considered the compensation directly or indirectly received by Columbia and its affiliates from their relationships with the funds. The Trustees reviewed information provided by management as to the profitability to Columbia and its affiliates of their relationships with each fund, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Trustees also considered court cases in which adviser profitability was an issue in whole or in part, the performance of the relevant funds, the expense level of each fund, and whether Columbia had implemented breakpoints and/or expense caps with respect to the fund.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the advisory fees charged to each fund, and the related profitability to Columbia and its affiliates of their relationships with the fund, supported the continuation of the Agreement(s) pertaining to that fund.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision by Columbia of services to each fund, to groups of related funds, and to Columbia's investment advisory clients as a whole and whether those economies were shared with the funds through breakpoints in the investment advisory fees or other means, such as fee waivers/expense reductions and additional investments by Columbia in investment, trading and compliance resources. The Trustees noted that many of the funds benefited from breakpoints, fee waivers/expense caps, or both. In considering those issues, the Trustees also took note of the costs of the services provided (both on an absolute and a relative basis) and the profitability to Columbia and its affiliates of their relationships with the funds, as discussed above.

After reviewing those and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the extent to which economies of scale were shared with the funds supported the continuation of the Agreements.

Other Factors. The Trustees also considered other factors, which included but were not limited to the following:

●  the extent to which each fund had operated in accordance with its investment objective and investment restrictions, the nature and scope of the compliance programs of the funds and Columbia and the compliance-related resources that Columbia and its affiliates were providing to the funds;

●  the nature, quality, cost and extent of administrative and shareholder services overseen and performed by Columbia and its affiliates, both under the Agreements and under separate agreements for the provision of transfer agency and administrative services;

●  so-called "fall-out benefits" to Columbia and its affiliates, such as the engagement of its affiliates to provide distribution, brokerage and transfer agency services to the funds, and the benefits of research made available to Columbia by reason of brokerage commissions generated by the funds' securities transactions, as well as possible conflicts of interest associated with those fall-out and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor those possible conflicts of interest; and

●  the report provided by the funds' independent fee consultant, which included information about and analysis of the funds' fees, expenses and performance.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel and the independent fee consultant, the Trustees, including the Independent Trustees, approved the continuance of each of the Agreements through October 31, 2010.

Summary of Management Fee Evaluation by
Independent Fee Consultant

[EXCERPTS FROM:] REPORT OF INDEPENDENT FEE CONSULTANT TO THE FUNDS SUPERVISED BY THE COLUMBIA ATLANTIC BOARD

Prepared Pursuant to the February 9, 2005
Assurance of Discontinuance among the
Office of Attorney General of New York State,
Columbia Management Advisors, LLC, and
Columbia Management Distributors, Inc.

November 6, 2009

I. Overview

On February 9, 2005, Columbia Management Advisors, LLC ("CMA") and Columbia Management Distributors, Inc.1 ("CMDI") agreed to the New York Attorney General's Assurance of Discontinuance ("AOD"). Among other things, the AOD stipulates that CMA may manage or advise a Columbia Fund ("Columbia Fund" and, together with some or all of such funds, the "Columbia Funds") only if the Independent Members of the Columbia Fund's Board of Trustees appoint a Senior Officer or retain an Independent Fee Consultant ("IFC") who is to manage the process by which proposed management fees are negotiated. The AOD further stipulates that the Senior Officer or IFC is to prepare a written annual evaluation of the fee negotiation process.

With effect from January 1, 2007, the Independent Members of the Board of Trustees for certain Columbia Funds known collectively as the "Atlantic Funds" (together with the other members of that Board, the "Trustees") retained me as IFC for the Atlantic Funds.2 In this capacity, I have prepared the fifth annual written evaluation of the fee negotiation process. As was the case with the 2007 and 2008 reports, my immediate predecessor as IFC, John Rea, provided invaluable assistance in the preparation of this year's report.

A. Role of the Independent Fee Consultant

The AOD charges the IFC with "managing the process by which proposed management fees...to be charged the Columbia Fund are negotiated so that they are negotiated in a manner which is at arms' length and reasonable and consistent with this Assurance of Discontinuance." The AOD also provides that CMA "may manage or advise a Columbia Fund only if the reasonableness of the proposed management fees is determined by the Board of Trustees...using...an annual independent written evaluation prepared by or under the direction of...the Independent Fee Consultant." Therefore, the AOD makes clear that the IFC does not supplant the Trustees in negotiating management fees with CMA, nor does the IFC substitute his or her judgment for that of the Trustees with respect to the reasonableness of proposed fees or any other matter that is committed to the business judgment of the Trustees.

B. Elements Involved in Managing the Fee Negotiation Process

In preparing the report required by the AOD, the IFC must consider at least the following six factors set forth in the AOD:

1.  The nature and quality of CMA's services, including the Fund's performance;

2.  Management fees (including any components thereof) charged by other mutual fund companies for like services;

3.  Possible economies of scale as the Fund grows larger;

4.  Management fees (including any components thereof) charged to institutional and other clients of CMA for like services;

5.  Costs to CMA and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit; and

6.  Profit margins of CMA and its affiliates from supplying such services.

C. Organization of the Annual Evaluation

This report, like last year's, focuses on the six factors and contains a section for each factor except that CMA's costs and profits from managing the Funds are treated in a single section. In addition to a discussion of these factors, the report offers recommendations to improve the fee review process in future years. A review of the status of recommendations made in the 2008 Report is being provided separately with the materials for the October meeting.

1  CMA and CMDI are subsidiaries of Columbia Management Group, LLC ("CMG"), and are the successors to the entities named in the AOD.

2  I have no material relationship with Bank of America, CMG or any of its affiliates, aside from serving as IFC, and I am aware of no material relationship with any of their affiliates. I retained John Rea, an independent economic consultant, to assist me with this report.

  Unless otherwise stated or required by the context, this report covers only the Atlantic Funds, which are also referred as the "Funds."

II. Summary of Findings

A. General

1.  Based upon my examination of the information supplied by CMG in the light of the six factors set forth in the AOD, I conclude that the Trustees have the relevant information necessary to evaluate the reasonableness of the proposed management fees for each Atlantic Fund.

2.  In my view, the process by which the proposed management fees of the Funds have been negotiated in 2009 thus far has been, to the extent practicable, at arms' length and reasonable and consistent with the AOD.

B. Nature and Quality of Services, Including Performance

3.  The performance of the Funds has been relatively strong in recent years, although the one-year record was weaker than longer-term records. Based upon 1-, 3-, 5-, and 10-year returns through April 30, 2009, at least half of all the Funds were in the first and second performance quintiles in each of the three longest performance periods; for the one-year period, 40% of the Funds were in the top two quintiles. No more than 13% of the Funds were in the fifth quintile in any one performance period. Domestic equity, quantitative equity, and taxable fixed-income Funds were the strongest performers in 2009, while most foreign equity Funds lagged behind their competitors.

4.  Performance rankings were similar in 2008 and 2009: the 1- and 3-year rankings declined slightly over the previous year, while the 5-year rankings improved modestly. Year over year, for the 1- and 3-year periods, the performance of equity Funds, both domestic and international, declined, while that of fixed-income Funds improved. Between three-fifths to two-thirds of the Funds changed quintile rankings in 2009 in the 1-, 3-, and 5-year performance periods.

5.  The performance of the domestic equity Funds against their benchmarks was good for the 3- and 5-year performance periods. In contrast, gross returns of international equity and fixed-income Funds typically fell short of their benchmarks. The performance of equity Funds against their benchmarks was highly correlated to performance versus their peers; no such correlation was observed for fixed-income Funds.

6.  The Atlantic equity Funds' overall performance adjusted for risk was solid. Based upon 3-year returns, nearly 57% of the equity Funds had a combination of risk-adjusted and unadjusted returns that placed them in the top half of their performance universes. About one quarter of the fixed-income Funds posted high returns and low risk relative to comparable funds. Just over half of the fixed-income Funds, primarily tax-exempt Funds, took on more risk than the typical fund in their performance universes.

7.  The industry-standard procedure used by Lipper that includes all share classes in the performance universe tends to bias a Fund's ranking upward within that universe. The bias occurs because either no-12b-1 fee or low-12b-1 fee share classes of the Atlantic Funds are compared with funds in performance universes that include all share classes of multi-class funds with 12b-1 fees of up to 100 basis points. Correcting this bias by limiting the performance universe to classes of comparable funds with low or no 12b-1 fees (a "filtered universe") lowers the relative performance for the Funds, but not to a material extent. The filtering process, however, did identify one Fund for further review that had not been identified as a review fund using unfiltered universes. Conversely, two Funds that had been identified as review funds in the unfiltered universe lost that status in filtered universes.

8.  A small number of Funds have consistently underperformed over the past five years. The exact number depends on the criteria used to evaluate longer-term performance. For example, only three Funds had below-median performance in each 1- and 3-year period from 2005 to 2009.

9.  The services performed by CMG professionals beyond portfolio management, such as compliance, legal, information technology, risk management, finance, and fund administration, are critical to the success of the Funds and appear to be of high quality.

C. Management Fees Charged by Other Mutual Fund Companies

10.  The Funds' management fees and total expenses are generally low relative to those of their peers, with over half of the Funds in the most favorable two quintiles. Only 26% of the Funds ranked in the two most expensive quintiles for actual management fees, and 18% in those quintiles for total expenses. Two Funds are in the fifth quintile for total expenses; four Funds are in the fifth quintile for actual management fees.

11.  The highest concentration of low-expense Funds is found among the foreign equity Funds. The 12 former Excelsior Funds have relatively high fees and expenses, with two-thirds ranking in either the fourth or fifth quintiles for actual management fees. The higher actual management fee rankings of certain former Excelsior Funds are due in part to fee schedules that are higher than standard Columbia Fund fee schedules at current asset levels.

12.  The distribution of total expense and management fee rankings has improved over the prior two years. The implementation of the voluntary standardized cap system has contributed significantly to the improved rankings in 2009.

13.  The management fees of the Atlantic Funds are generally in line with those of Columbia Funds supervised by the Nations Board of Trustees (the "Nations Funds"). To the extent that Atlantic Funds have higher average fees in certain investment categories than Nations Funds, the difference reflects either differences in asset size, different fee structures of the former Excelsior Funds, or special circumstances of the Funds included in the investment categories.

D. Trustees' Advisory Contract Review Process

14.  The Trustees' evaluation process identified 16 Funds in 2009 for further review based upon long-standing criteria relating to their relative performance or expenses or both. When compared in filtered universes, one additional Fund met the criteria for further review. CMG provided further information about each of those Funds to assist the Trustees in their evaluation.

E. Potential Economies of Scale

15.  CMG presented to the Trustees its analysis of the sources and sharing of potential economies of scale. CMG views economies of scale as arising at the complex level and would regard estimates of scale economies for individual funds as unreliable. In its analysis, CMG did not identify specific sources of economies of scale or provide any estimates of any economies of scale that might arise from future asset growth. CMG's analysis included measures taken by the Trustees and CMG that seek to share any potential economies of scale through breakpoints in management fee schedules, the establishment of expense limits for each Fund, enhanced shareholder services, fund mergers, and operational consolidation.

16.  An examination of the contractual fee schedules for five Atlantic Funds shows that those with standard fee structures are generally in line with those of their competitors. The fee schedules of the former Excelsior Funds, however, have high initial fees relative to competitors but otherwise have comparable breakpoint structures.

F. Management Fees Charged to Institutional Clients

17.  CMG has provided Trustees with comparisons of mutual fund management fees and institutional fees based upon standardized fee schedules and upon actual fees. The results show that, consistent with industry practice, actual and scheduled institutional fees are generally lower than the Funds' management fees. CMG provided additional data this year demonstrating that at small asset levels, the effective fee of certain Funds may be equal to or less than institutional fee levels at those asset levels, due to the effect of expense limits on small funds with high gross expenses. CMG also analyzed the differences between the services provided and risks borne on the one hand by a manager of mutual funds and on the other by institutional advisers, and suggested that these differences should be kept in mind when Trustees review the reasonableness of the Funds' management fees.

G. Revenues, Expenses, and Profits

18.  The activity-based cost allocation methodology employed by CMG to allocate costs, both direct and indirect, for purposes of calculating Fund profitability is thoughtful and detailed. This year, CMG further refined the technique by allocating additional indirect expenses on an activity basis.

19.  The materials provided on CMG's revenues and expenses with respect to the Funds and the methodology underlying their construction form a sufficient basis for Trustees to evaluate the expenses of and profitability to CMG arising out of its relationships with the Funds.

20.  CMG provided a firm-wide pro forma 2009 income statement demonstrating the effect of market events beginning in the fourth quarter of 2008 on its revenues and profitability to provide an additional perspective on calendar 2008 profitability data. In particular, 2008 revenues reflected the higher market prices prevailing during the first three quarters of that year, while expenses dropped due to cost cutting in the wake of the market downturn late in 2008. The continuing effects of this downturn are expected to produce a significant decline in profitability this year.

21.  In 2008, CMG's pre-tax post-distribution margin on the Atlantic Fund complex was above industry medians, based on the limited data available for publicly held mutual fund managers. However, as is to be expected in a large fund complex, some Atlantic Funds had relatively high pre-tax profit margins in 2008, when calculated solely with respect to management revenues and expenses, while other Atlantic Funds operated at a loss. There is a positive relationship between Fund size and profitability to CMG, with smaller Funds generally operating at a loss to CMG.

22.  CMG pays a fixed percentage of its management fee revenues to an affiliate, U.S. Trust, Bank of America Private Wealth Management, with respect to assets of its clients invested in Atlantic Funds to compensate it for services it performs with respect to those client assets and for the effect of state law limitations on affiliates charging multiple fees. Based on our analysis of the services provided by this affiliate, we have concluded that all payments other than those for sub-transfer agent or sub-accounting services should be treated as a distribution expense.

III. Recommendations

1)  Criteria for review. The Trustees may wish to consider modifying the criteria for identifying a Fund for further review (a "Review Fund") to include criteria that focus exclusively on performance. The Trustees' supplementary data request included one such criterion. They may also wish to consider whether it would be useful to apply CMG's own internal monitoring standards for Fund performance to the contract review process, or whether such criteria are more relevant to their ongoing investment oversight.

2)  Presentation of Review Fund discussion. CMG should consider whether it could more systematically present in one discussion all relevant information regarding each Review Fund, which is now split into several different portions of the 15(c) materials. For any Fund that has been a Review Fund in consecutive years, CMG should address under what circumstances it could reasonably be anticipated that the Fund would lose that status.

3)  Refinement of tax-exempt performance data. Certain single-state tax-exempt Funds compete in extremely small universes and are compared to a multi-state benchmark of uncertain relevance. Notwithstanding the difficulties, CMG should work to improve the reliability of the calculation of relative performance of these Funds. If that is not possible, CMG should provide guidance on how the Trustees should judge the quality of CMG's management of these Funds.

4)  Development of risk metrics for asset-allocation, tax-exempt, and money market funds. CMG has developed and shared with the Trustees quantitative risk metrics comparing equity and taxable fixed-income Funds against their peers. However, reliable risk metrics have not been developed for asset-allocation, tax-exempt fixed income, and money market funds. We urge CMG to continue its efforts to provide reliable risk measures for these categories of Funds, especially in the cases of asset-allocation and money market funds, because their investors are likely to be motivated at least in part by a desire to manage risk.

5)  Profitability data. For any period during which CMG is an affiliate of U.S. Trust, Bank of America Private Wealth Management, CMG should continue to present to the Trustees the profitability of each Fund, each investment style and each complex (of which Atlantic is one) calculated as follows:

a.   Management-only profitability should be calculated without reference to any Private Bank expense.

b.  Profitability excluding distribution (which essentially covers the management and transfer agency functions) should be adjusted by removing from the expense calculation any portion of the Private Bank payment not attributable to the performance by the Private Bank of sub-transfer agency or sub-accounting functions.

c.  Total profitability, including distribution: No adjustment for Private Bank expenses should be made, because all such expenses represent legitimate fund expenses to be taken into account in calculating CMG's profit margin including distribution.

d.  Distribution only: This should include all Private Bank expenses other than those attributable to sub-transfer agency services.

6)  Contractual fee analysis. This year CMG presented a new Lipper report comparing the contractual management fees of Funds with those of competitors in similar investment styles. However, the reliability of the conclusion—that Fund management fee breakpoints compared favorably with competitive fee rates—was limited by the use of competitive funds at all asset levels. The sponsors of a $100 million mutual fund may not have given much thought to breakpoints at $5 billion; therefore, that fund's contractual fee at that level is unlikely to compare favorably with that of a $5 billion Fund. Limiting the competitors to the Lipper expense group, whose constituents are similar in size to the relevant Fund, would make the results more meaningful. In addition, the breakpoints of a select group of Atlantic Funds (which would differ each year) should continue to be compared to those of industry rivals to ensure that the Funds' breakpoint schedules remain within industry norms. As breakpoint schedules change relatively little each year, performing such a comparison for each Atlantic Fund each year would not be an efficient use of Trustee and CMG resources.

7)  Pro forma profitability data. In any year in which CMG or the Trustees believe that the prior year's profitability is unlikely to be representative of current business results due to changes in markets or for any other reason, CMG should, consistent with this year's practice, prepare a pro forma income statement based on year-to-date actual data and reasonable projections used for its own business planning purposes.

8)  Additional institutional data and analysis. While CMG provided a substantial amount of information on its institutional business, including a virtually complete database of all institutional accounts, we suggest some additional items for future years: (a) profitability data for the institutional business in the format, and based upon the same allocation methodologies, used to present Fund profitability, (b) an explanation of how CMA sets institutional fee breakpoints, which normally begin at asset levels far lower than those found in Fund management fee breakpoints, and (c) an analysis of differences in actual fees within specific investment categories, with special attention given to accounts established before and after the implementation of the standardized institutional fee schedules in 2005.

9)  Management fee disparities. In any future study of management fees, CMG and the Atlantic Trustees should analyze the differences in management fee schedules, including those arising out of the reorganization of the former Excelsior Funds as Atlantic Funds. As part of that analysis, CMG should provide an explanation for any significant fee differences among comparable funds across fund families sponsored by CMG, such as differences in the management styles of different Funds included the same Lipper category. Finally, if CMG proposes a management fee change or an expense cap for any mutual fund managed by CMA that is comparable to any Atlantic Fund, CMG should provide the Trustees with sufficient information about the proposal to allow the Trustees to assess the applicability of the proposed change to the relevant Atlantic Fund or Funds.

10)  Explanation of data supplied to Lipper. Each year, as part of the 15(c) process, CMG retains Lipper to compare the fees and expenses of each Fund to a group of competitors. In many cases, CMG, with the approval of the Trustees, adjusts the actual expense data, which is based on the most recent full fiscal year of the Fund (and each competitive fund) to reflect changes in fees or expense limits that occurred during or after the relevant fiscal year. This improves the reliability and usefulness of the comparison. However, to ensure that the Trustees know when and how CMG adjusted the data, we recommend that CMG prepare a table listing for each Fund what adjustments were made, e.g., to reflect a new expense limitation of x basis points that commenced on y date.

Reduction of volume of paper documents submitted. The effort to streamline and better organize the data presented to the Trustees and the process by which that data was prepared and organized continued to be well-received by all parties. Notwithstanding past success, it is always appropriate to look for opportunities to reduce and simplify the presentation of 15(c) data. One possibility would be to remove the 124 pages of biographical data, most if not all of which the Trustees have previously seen as part of their ongoing investment oversight duties, from the paper volume and post it on the Internet-based document storage and retrieval system used by the Funds to provide reference data to Trustees.

* * *

Respectfully submitted,
Steven E. Asher

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Important Information About This Report

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of Columbia Tax-Exempt Fund.

A description of the policies and procedures that the fund uses to determine how to vote proxies and a copy of the fund's voting records are available (i) at www.columbiamanagement.com, (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website, www.columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus which contains this and other important information about the fund, contact your Columbia Management representative or financial advisor or go to www.columbiamanagement.com.

Columbia Management Group, LLC ("Columbia Management") is the investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and products for institutional and individual investors. Columbia Funds are distributed by Columbia Management Distributors, Inc., member of FINRA, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

Transfer Agent

Columbia Management Services, Inc.
P.O. Box 8081
Boston, MA 02266-8081
1-800-345-6611

Distributor

Columbia Management
Distributors, Inc.
One Financial Center
Boston, MA 02111

Investment Advisor

Columbia Management Advisors, LLC
100 Federal Street
Boston, MA 02110

Columbia Management®

One Financial Center
Boston, MA 02111-2621

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PAID
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Permit NO. 20

Columbia Management®

Columbia Tax-Exempt Fund

Annual Report, November 30, 2009

©2010 Columbia Management Distributors, Inc.

One Financial Center, Boston, MA 02111-2621

800-345-6611 www.columbiafunds.com

SHC-42/29409-1109 (01/10) 10/100112

Item 2. Code of Ethics.

(a)          The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)         During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)          During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics described in 2(a) above that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that John D. Collins, Douglas A. Hacker, Charles R. Nelson and Anne-Lee Verville, each of whom are members of the registrant’s Board of Trustees and Audit Committee, each qualify as an audit committee financial expert.  Mr. Collins, Mr. Hacker, Mr. Nelson and Ms. Verville are each independent trustees, as defined in paragraph (a)(2) of this item’s instructions.

Item 4. Principal Accountant Fees and Services.

Fee information below is disclosed for the one series of the registrant whose report to stockholders is included in this annual filing.  Fee information for fiscal year ended November 30, 2008 also includes fees for one series that was merged into the registrant during the period.

(a) Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended November 30, 2009 and November 30, 2008 are approximately as follows:

2009	2008
$58,200	$58,200

Audit Fees include amounts related to the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended November 30, 2009 and November 30, 2008 are approximately as follows:

2009	2008
$4,600	$12,400

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported in Audit Fees above.  In both fiscal years 2009 and 2008, Audit-Related Fees consist of agreed-upon procedures performed for semi-annual shareholder reports. Fiscal year 2008 also includes Audit-Related Fees for agreed-upon procedures related to a fund merger and a fund accounting and custody conversion.

During the fiscal years ended November 30, 2009 and November 30, 2008, there were no Audit-Related Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(c) Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended November 30, 2009 and November 30, 2008 are approximately as follows:

2009	2008
$7,700	$22,300

Tax Fees include amounts for the review of annual tax returns, the review of required shareholder distribution calculations and typically include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning.  Fiscal year 2008 also includes tax fees for agreed-upon procedures related to a fund merger and the review of a final tax return.

During the fiscal years ended November 30, 2009 and November 30, 2008, there were no Tax Fees  billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(d) All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended November 30, 2009 and November 30, 2008 are approximately as follows:

2009	2008
$0	$0

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.

Aggregate All Other Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant during the fiscal years ended November 30, 2009 and November 30, 2008 are approximately as follows:

2009	2008
$893,200	$1,070,600

In both fiscal years 2009 and 2008, All Other Fees consist of fees billed for internal control examinations of the registrant’s transfer agent and investment advisor.  Fiscal year 2009 also includes fees for agreed upon procedures related to the sale of the long-term asset management business.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant’s Audit Committee is required to pre-approve the engagement of the registrant’s independent accountants to provide audit and non-audit services to the registrant and non-audit services to its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or any entity controlling, controlled by or under common control with such investment adviser that provides ongoing services to the registrant (“Adviser Affiliates”), if the engagement relates directly to the operations and financial reporting of the registrant.

The Audit Committee has adopted a Policy for Engagement of Independent Accountants for Audit and Non-Audit Services (“Policy”). The Policy sets forth the understanding of the Audit Committee regarding the engagement of the registrant’s independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant (collectively “Fund Services”); (ii) non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates, if the engagement relates directly to the operations or financial reporting of a Fund (collectively “Fund-related Adviser Services”); and (iii) certain other audit and non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates. Unless a type of service receives general pre-approval under the Policy, it requires specific pre-approval by the Audit Committee if it is to be provided by the independent accountants.  Pre-approval of non-audit services to the registrant, the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates may be waived provided that the “de minimis” requirements set forth under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre-designated member or members who are Independent Trustees/Directors.  The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regular meeting. The Audit Committee’s responsibilities with respect to the pre-approval of services performed by the independent accountants may not be delegated to management.

The Policy requires the Fund Treasurer and/or Director of Board Administration to submit to the Audit Committee, on an annual basis, a schedule of the types of services that are subject to general pre-approval. The schedule(s) provide a description of each type of service that is subject to general pre-approval and, where possible, will provide estimated fee caps for each instance of providing each service. The Audit Committees will review and approve the types of services and review the projected fees for the next fiscal year and may add to, or subtract from, the list of general pre-approved services from time to time based on subsequent determinations.  That approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent accountants will be permitted to perform.

The Fund Treasurer and/or Director of Board Administration shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services initiated since the last such report was rendered, including a general description of the services, actual billed and projected fees, and the means by which such Fund Services or Fund-related Adviser Services were pre-approved by the Audit Committee.

*****

(e)(2) The percentage of services described in paragraphs (b) through (d) of this Item approved pursuant to the “de minimis” exception under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X during both fiscal years ended November 30, 2009 and November 30, 2008 was zero.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal years ended November 30, 2009 and November 30, 2008 are approximately as follows:

2009	2008
$905,500	$1,105,300

(h) The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments

(a)          The registrant’s “Schedule I — Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)         Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have not been any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, since those procedures were last disclosed in response to requirements of Item 407(c)(2)(iv) of Regulation S-K (as required by Item 22(b)(15) of Schedule 14A) or this Item.

Item 11. Controls and Procedures.

(a)          The registrant’s principal executive officer and principal financial officers, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)         There was no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Columbia Funds Series Trust I

By (Signature and Title)	/s/ J. Kevin Connaughton
J. Kevin Connaughton, President

Date	January 21, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ J. Kevin Connaughton
J. Kevin Connaughton, President

Date	January 21, 2010

By (Signature and Title)	/s/ Michael G. Clarke
Michael G. Clarke, Chief Financial Officer

Date	January 21, 2010